EXHIBIT 99.6

                                  $694,582,000
                                 Approximate(1)
                                 GSAMP 2005-HE2
                     GS Mortgage Securities Corp., Depositor
                       Mortgage Pass-Through Certificates


                                       Overview of the Offered Certificates
----------------------------------------------------------------------------------------------------------------------
                     Approximate      Expected         Initial          Estimated       Principal        Expected
    Offered           Principal       Credit         Pass-Through       Avg. Life        Payment          Ratings
 Certificates      Balance(1) (4)      Support         Rate(5)          (yrs)(2)      Window(2)(3)     S&P/ Moody's
----------------------------------------------------------------------------------------------------------------------
    A-1             $301,418,000        22.00%       LIBOR + [ ]%         1.00        04/05 - 02/07      AAA / Aaa
    A-2             $172,388,000        22.00%       LIBOR + [ ]%         3.00        02/07 - 05/10      AAA / Aaa
    A-3              $80,155,000        22.00%       LIBOR + [ ]%         6.65        05/10 - 06/12      AAA / Aaa
    M-1              $50,425,000        14.90%       LIBOR + [ ]%         4.99        07/08 - 06/12       AA / Aa2
    M-2              $40,837,000         9.15%       LIBOR + [ ]%         4.92        06/08 - 06/12       A+ / A2
    M-3              $11,718,000         7.50%       LIBOR + [ ]%         4.90        05/08 - 06/12       A / A3
    B-1              $10,298,000         6.05%       LIBOR + [ ]%         4.89        05/08 - 06/12      A- / Baa1
    B-2               $8,523,000         4.85%       LIBOR + [ ]%         4.89        04/08 - 06/12     BBB+ / Baa2
    B-3               $8,877,000         3.60%       LIBOR + [ ]%         4.88        04/08 - 06/12     BBB / Baa3
    B-4               $9,943,000         2.20%          6.00%             4.87        04/08 - 06/12     BBB- / Ba1
    Total           $694,582,000
----------------------------------------------------------------------------------------------------------------------

(1) The principal balances of the Offered Certificates are calculated using the scheduled principal balances of the Mortgage Loans as of the Statistical Calculation Date rolled 1 month at 8% CPR.
(2) Assuming payment based on the pricing speeds outlined in "Key Terms - Pricing Prepayment Assumption" and to a 10% Optional Clean-up Call on all Offered Certificates.
(3) The Last Scheduled Distribution Date for the Offered Certificates is the Distribution Date in March 2035. (4) The initial aggregate principal balance of the Offered Certificates will be subject to an upward or downward variance of no more than approximately 5%.
(5) See the "Structure of the Offered Certificates" section of this Term Sheet for more information on the pass-through rates of the Offered Certificates.

Selected Mortgage Pool Data(6)
------------------------------
                                                    ------------------------------------------------------------------
                                                      Adjustable Rate         Fixed Rate             Aggregate
----------------------------------------------------------------------------------------------------------------------
Scheduled Principal Balance:                               $622,163,341          $93,373,097          $715,536,439
Number of Mortgage Loans:                                         3,254                1,155                 4,409
Average Scheduled Principal Balance:                           $191,200              $80,843              $162,290
Weighted Average Gross Coupon:                                   7.232%               8.770%                7.432%
Weighted Average Net Coupon(7):                                  6.725%               8.263%                6.926%
Weighted Average Current FICO Score:                                623                  646                   626
Weighted Average Original LTV Ratio(8):                          81.35%               52.99%                77.65%
Weighted Average Combined Original LTV Ratio(8):                 81.35%               87.36%                82.13%
Weighted Average Std. Remaining Term (Mo.):                         358                  296                   350
Weighted Average Seasoning (Mo.):                                     2                    2                     2
Weighted Average Months to Roll(9):                                  26                  N/A                    26
Weighted Average Gross Margin(9):                                 6.52%                  N/A                 6.52%
Weighted Average Initial Rate Cap(9):                             2.95%                  N/A                 2.95%
Weighted Average Periodic Rate Cap(9):                            1.01%                  N/A                 1.01%
Weighted Average Gross Max. Lifetime Rate(9):                    13.72%                  N/A                13.72%
--------------------------------------------------- --------------------- -------------------- -----------------------

(6) All percentages of Mortgage Loans calculated herein are percentages of their scheduled principal balances as of the Statistical Calculation Date.
(7) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less the Expense Fee Rate.
(8) With respect to first lien mortgage loans, the original LTV ratio reflects the original loan-to-value ratio, and with respect to the second lien mortgage loans, the combined original LTV ratio reflects the ratio of the sum of the original principal balance of the second lien mortgage loans plus the original principal balance of the related first lien mortgage loan, to the value of the mortgaged property.
(9)      Represents the weighted average of the adjustable rate mortgage loans.



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Features of the Transaction

o The mortgage loans in the transaction consist of subprime fixed and adjustable rate, first and second lien residential mortgage loans (the "Mortgage Loans") originated by or acquired from First NLC Financial Services, LLC (40.76%), Mandalay Mortgage (23.74%), Acoustic Home Loans, LLC (12.09%) or purchased through the Goldman Sachs Residential Mortgage Conduit.

o Credit support for the Offered Certificates will be provided through a senior/subordinate structure, initial overcollateralization of 2.20% and excess spread.

o Upon completion of servicing transfers (scheduled to occur by April 1, 2005) 72.80% of the Mortgage Loans will be serviced by Countrywide Home Loans Servicing, LP ("Countrywide") and 27.20% of the Mortgage Loans will be serviced JPMorgan Chase Bank, National Association ("JPMorgan").

o All amounts and percentages herein related to the Mortgage Loans are as of the Statistical Calculation Date unless as otherwise noted.

o None of the Mortgage Loans are (a) covered by the Home Ownership and Equity Protection Act of 1994, as amended, or (b) classified as "high cost" loans under any other applicable state, federal or local law or (c) secured by a property in the state of Georgia and originated between October 1, 2002 and March 7, 2003.

o The transaction will be modeled on INTEX as "GSA05HE2" and on Bloomberg as "GSAMP 05-HE2".

o This transaction will contain a Swap Agreement with an initial swap notional amount of approximately $[92,666,401.15]. For the purposes of calculating the WAC Cap, the swap notional amount will amortize in accordance with the Swap Schedule. Under the Swap Agreement, on each Distribution Date prior to the termination of the swap agreement, the trust will be obligated to pay an amount equal to a per annum rate of [4.127]% (on a 30/360 basis) on the swap notional amount to the Swap Provider and the trust will be entitled to receive an amount equal to a per annum rate of one-month LIBOR (on an actual/360 basis), on the swap notional amount from the Swap Provider.

o The Offered Certificates will be registered under a registration statement filed with the Securities and Exchange Commission.

Time Table

Expected Closing Date:           March 30, 2005

Cut-off Date:                    March 1, 2005

Statistical Calculation Date:    February 1, 2005

Expected Pricing Date:           On or before March 11, 2005

First Distribution Date:         April 25, 2005


Key Terms

Offered Certificates:            Class A, Class M and Class B Certificates

LIBOR Certificates:              The Offered Certificates, other than the Class
                                 B-4 Certificates

Fixed Rate Certificates:         Class B-4 Certificates

Class A Certificates:            Class A-1, Class A-2 and Class A-3 Certificates

Class M Certificates:            Class M-1, Class M-2 and Class M-3 Certificates

Class B Certificates:            Class B-1, Class B-2, Class B-3 and Class B-4
                                 Certificates

Depositor:                       GS Mortgage Securities Corp.

Manager:                         Goldman, Sachs & Co.

Servicers:                       Upon completion of servicing transfers
                                 (scheduled to occur by April 1, 2005),
                                 Countrywide (72.80%) and JPMorgan (27.20%)

Trustee:                         Deutsche Bank National Trust Company

Custodians:                      Deutsche Bank National Trust Company and
                                 JPMorgan Chase Bank

Swap Provider:                   [TBD]


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Servicing Fee Rate:              50 bps

Trustee Fee Rate:                Less than 1 bp

Expense Fee Rate:                No more than 51 bps

Distribution Date :              25th day of the month or the following Business
                                 Day

Mortgage Loans:                  The trust will consist of one group of
                                 subprime, fixed and adjustable rate, first and second lien residential mortgage loans

Record Date:                     For any Distribution Date, the last Business
                                 Day of the Interest Accrual Period

Delay Days:                      0 day delay on the LIBOR Certificates 24 day
                                 delay on the Fixed Rate Certificates

Day Count:                       Actual/360 basis for the LIBOR Certificates
                                 30/360 basis for the Fixed Rate Certificates

Prepayment Period:               The calendar month prior to the Distribution
                                 Date

Due Period:                      The period commencing on the second day of the
                                 calendar month preceding the month in which the Distribution Date occurs and ending on the first day of the calendar month in which Distribution Date occurs

Interest Accrual Period:         For the LIBOR Certificates, from and including
                                 the prior Distribution Date to and including the day prior to the current Distribution Date, except for the initial accrual period for which interest will accrue from the Closing Date. For the Fixed Rate Certificates, from and including the first day of the month prior to month in which the current Distribution Date occurs to and including the last day of such month

Pricing Prepayment
Assumption:                      Adjustable rate mortgage loans: CPR starting at
                                 5% CPR in the first month of the mortgage loan
                                 (i.e. loan age) and increasing to 28% CPR in month 12 (an approximate 2.091% increase per month), and remaining at 28% CPR thereafter.
                                 Fixed rate mortgage loans: CPR starting at 5%
                                 CPR in the first month of the mortgage loan
                                 (i.e. loan age) and increasing to 24% CPR in month 12 (an approximate 1.727% increase per month), and remaining at 24% CPR thereafter



Excess Spread:                   The initial weighted average net coupon of the
                                 mortgage pool will be greater than the interest payments on the Offered Certificates, resulting in excess cash flow calculated in the following manner based on the collateral as of the Statistical Calculation Date rolled one month at 8% CPR:

                                 Initial Gross WAC: (1)                                               7.43240%
                                     Less Expense Fee Rate:                                           0.50670%
                                     Less Initial Swap Outflow:(2)                                    0.17967%
                                                                                                    ------------
                                 Net WAC: (1)                                                         6.74603%
                                     Less Initial Wtd. Avg. Certificate Coupon (Approx.):(3)          2.99889%
                                                                                                    ------------
                                 Initial Excess Spread: (1)                                           3.74714%


                                 (1)    This amount will vary on each
                                        Distribution Date based on changes to
                                        the weighted average interest rate on
                                        the Mortgage Loans as well as any
                                        changes in day count.

                                 (2)    Assumes a 30-day month, based on the
                                        aggregate collateral balance.

                                 (3) Assumes 1-month LIBOR equal to 2.7500%, initial marketing spreads and a 30-day month. This amount will vary on each Distribution Date based on changes to the weighted average pass-through rates on the LIBOR Certificates as well as any changes in day count.

Servicer Advancing:              Yes as to principal and interest, subject to
                                 recoverability


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Compensating Interest:           The Servicers will pay compensating interest up
                                 to the lesser of (A) the aggregate of the prepayment interest shortfalls on the Mortgage
                                 Loans resulting from principal prepayments on the Mortgage Loans during the month prior to the month in which the related Distribution
                                 Date occurs and (B) the aggregate Servicing Fee received by such Servicer for that Distribution
                                 Date.


Optional Clean-up Call:          The transaction has a 10% optional clean-up
                                 call

Rating Agencies:                 Standard & Poor's Ratings Group and Moody's
                                 Investor Services, Inc. will each rate all of the Offered Certificates.

Minimum Denomination:            $25,000 with regard to each of the Offered
                                 Certificates

Legal Investment:                It is anticipated that the Offered Certificates
                                 will not be SMMEA eligible

ERISA Eligible:                  Underwriter's exemption is expected to apply to
                                 all Offered Certificates. However, prospective purchasers should consult their own counsel

Tax Treatment:                   The Offered Certificates represent REMIC
                                 regular interests and, to a limited extent, interests in certain notional principal contract payments including basis risk carryover amounts, pursuant to the payment priorities in the transaction; which interest in certain notional principal contract payments will be treated for tax purposes as a swap contract with respect to each class.

Prospectus:                      The Offered Certificates will be offered
                                 pursuant to a prospectus supplemented by a prospectus supplement (together, the
                                 "Prospectus"). Complete information with respect to the Offered Certificates and the collateral securing them will be contained in the Prospectus. The information herein is qualified in its entirety by the information appearing in the Prospectus. To the extent that the information herein is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Offered Certificates may not be consummated unless the purchaser has received the Prospectus

                                 PLEASE SEE "RISK FACTORS" IN THE PROSPECTUS FOR A DESCRIPTION OF INFORMATION THAT SHOULD BE CONSIDERED IN CONNECTION WITH AN INVESTMENT IN THE OFFERED CERTIFICATES


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Structure of the Offered Certificates

Description of Principal and Interest Distributions

Principal will be paid as described under the definition of "Principal Distributions on the Offered Certificates". Prior to the Step-Down Date all principal collected or advanced on the Mortgage Loans will be paid to the Offered Certificates as described herein. On or after the Step-Down Date, so long as no Trigger Event is in effect, the Offered Certificates will be paid, in order of seniority, principal only to the extent necessary to maintain their credit enhancement target. Excess interest will be available to support the overcollateralization target (which is one component of the credit support available to the Certificateholders).

Interest will be paid monthly, on all of the LIBOR Certificates, at a rate of One-Month LIBOR plus a margin that will step up after the Optional Clean-up Call date, subject to the WAC Cap. Interest will be paid monthly, on the Fixed Rate Certificates, at a specified rate that will step up after the Optional Clean-up Call date, subject to the WAC Cap. The interest paid to each class of Offered Certificates will be reduced by their allocable share of prepayment interest shortfalls not covered by compensating interest and shortfalls resulting from the application of the Servicemembers Civil Relief Act, (or any similar state statute) allocated to such class. Any reductions in the pass-through rate on the Offered Certificates attributable to the WAC Cap will be carried forward with interest at the applicable pass-through rate as described below and will be payable after payment of all required principal payments on such future Distribution Dates.

Definitions

Credit Enhancement. The Offered Certificates are credit enhanced by (1) the Net Monthly Excess Cash Flow from the Mortgage Loans, (2) 2.20% overcollateralization (funded upfront) (after the Step-down Date, so long as a Trigger Event is not in effect, the required overcollateralization will equal 4.40% of the aggregate scheduled principal balance of the Mortgage Loans as of the last day of the related Due Period, subject to a floor equal to 0.50% of the aggregate scheduled balance of the Mortgage Loans as of the Cut-off Date), and
(3) subordination of distributions on the more subordinate classes of certificates to the required distributions on the more senior classes of certificates.

Credit Enhancement Percentage. For any Distribution Date, the percentage obtained by dividing (x) the aggregate class certificate balance of the subordinate certificates (including any overcollateralization and taking into account the distributions of the Principal Distribution Amount for such Distribution Date) by (y) the aggregate scheduled principal balance of the Mortgage Loans as of the last day of the related Due Period.

Step-Down Date. The earlier of (A) the date on which the aggregate class certificate balance of the Class A Certificates has been reduced to zero and (B) the later to occur of:

(x) the Distribution Date occurring in April 2008; and

(y) the first Distribution Date on which the Credit Enhancement Percentage for the Class A Certificates is greater than or equal to 44.00%.

-----------------------------------------------------------------------------------------------------------------
                Class                   Initial Subordination Percentage(1)       Step-Down Date Percentage
-----------------------------------------------------------------------------------------------------------------
                  A                                    22.00%                                 44.00%
-----------------------------------------------------------------------------------------------------------------
                 M-1                                   14.90%                                 29.80%
-----------------------------------------------------------------------------------------------------------------
                 M-2                                    9.15%                                 18.30%
-----------------------------------------------------------------------------------------------------------------
                 M-3                                    7.50%                                 15.00%
-----------------------------------------------------------------------------------------------------------------
                 B-1                                    6.05%                                 12.10%
-----------------------------------------------------------------------------------------------------------------
                 B-2                                    4.85%                                  9.70%
-----------------------------------------------------------------------------------------------------------------
                 B-3                                    3.60%                                  7.20%
-----------------------------------------------------------------------------------------------------------------
                 B-4                                    2.20%                                  4.40%
-----------------------------------------------------------------------------------------------------------------

(1) Includes overcollateralization percentage.

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Trigger Event. A Trigger Event is in effect on any Distribution Date if (i) on that Distribution Date the 60 Day+ Rolling Average equals or exceeds [ ]% of the prior Due Period's Credit Enhancement Percentage to be specified in the Prospectus (the 60 Day+ Rolling Average will equal the rolling 3 month average percentage of Mortgage Loans that are 60 or more days delinquent, including Mortgage Loans in foreclosure, all REO property and Mortgage Loans where the related mortgagor has filed for bankruptcy) or (ii) during such Due Period the aggregate amount of Realized Losses incurred since the Cut-off Date through the last day of the related Prepayment Period divided by the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date (the "Cumulative Realized Loss Percentage") exceeds the amounts set forth below:

-----------------------------------------------------------------------------------------------------------------
          Distribution Date                              Cumulative Realized Loss Percentage:
-----------------------------------------------------------------------------------------------------------------
       April 2008 - March 2009           [ ]% for the first month, plus an additional 1/12th of [ ]% for each month thereafter
-----------------------------------------------------------------------------------------------------------------
       April 2009 - March 2010           [ ]% for the first month, plus an additional 1/12th of [ ]% for each month thereafter
-----------------------------------------------------------------------------------------------------------------
       April 2010 - March 2011           [ ]% for the first month, plus an additional 1/12th of [ ]% for each month thereafter
-----------------------------------------------------------------------------------------------------------------
      April 2011 and thereafter                                          [ ]%
-------------------------------------- --------------------------------------------------------------------------

Step-up Coupons. For all Offered Certificates the coupon will increase after the first distribution date on which the Optional Clean-up Call is exercisable, should the Optional Clean-up Call not be exercised. The margin for the Class A Certificates will increase to 2 times the margin at issuance and the margin for the Class M Certificates and Class B Certificates, except the Class B-4 Certificates, will increase to 1.5 times the margin at issuance. For the Class B-4 Certificates, the coupon will increase by 0.50% per annum.

Class A-1 Pass-Through Rate. The Class A-1 Certificates will accrue interest at a variable rate per annum equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable), and (ii) the WAC Cap.

Class A-2 Pass-Through Rate. The Class A-2 Certificates will accrue interest at a variable rate per annum equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable), and (ii) the WAC Cap.

Class A-3 Pass-Through Rate. The Class A-3 Certificates will accrue interest at a variable rate per annum equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable), and (ii) the WAC Cap.

Class M-1 Pass-Through Rate. The Class M-1 Certificates will accrue interest at a variable rate per annum equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-2 Pass-Through Rate. The Class M-2 Certificates will accrue interest at a variable rate per annum equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-3 Pass-Through Rate. The Class M-3 Certificates will accrue interest at a variable rate per annum equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-1 Pass-Through Rate. The Class B-1 Certificates will accrue interest at a variable rate per annum equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-2 Pass-Through Rate. The Class B-2 Certificates will accrue interest at a variable rate per annum equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-3 Pass-Through Rate. The Class B-3 Certificates will accrue interest at a variable rate per annum equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Class B-4 Pass-Through Rate The Class B-4 Certificates will accrue interest at a per annum interest rate equal to the lesser of (i) [ ]% ( [ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

WAC Cap. As to any Distribution Date, a per annum rate equal to the weighted average gross rate of the Mortgage Loans in effect on the beginning of the related Due Period less the servicing fee rate and the trustee fee rate plus swap receipts, if any, less swap payments, if any (calculated on an actual/360 day basis with respect to the LIBOR Certificates and on a 30/360 day basis with respect to the Class B-4 Certificates).

Basis Risk Carry Forward Amount. As to any Distribution Date, and any class of Offered Certificates, a supplemental interest amount for each class which will equal the sum of: (i) the excess, if any, of interest that would otherwise be due on such class of Certificates at such Certificates' applicable pass-through rate (without regard to the WAC Cap) over interest due on such class of Certificates at a rate equal to the WAC Cap, (ii) any Basis Risk Carry Forward Amount for such class remaining unpaid from prior Distribution Dates and (iii) interest on the amount in clause (ii) at such Certificates' applicable pass-through rate (without regard to the WAC Cap). In the event any class of certificates is no longer outstanding, the applicable certificateholders will not be entitled to receive Basis Risk Carry Forward Amounts for that class of certificates.

Accrued Certificate Interest. For each class of LIBOR Certificates on any Distribution Date, the amount of interest accrued during the related Interest Accrual Period on the related class certificate balance immediately prior to such Distribution Date (or from the Closing Date in the case of the first Distribution Date) at the related pass-through rate as reduced by that class's share of net prepayment interest shortfalls and any shortfalls resulting from the application of the Servicemember's Civil Relief Act or any similar state statutes.

Interest Remittance Amount on the Offered Certificates. For any Distribution Date, the portion of funds available for distribution on such Distribution Date attributable to any net swap receipts and to interest received or advanced on the Mortgage Loans less the Expense Fee Rate.

Principal Remittance Amount. On any Distribution Date, the sum of:

      (i) all scheduled payments of principal due during the related Due Period and received by the Servicers on or prior to the related determination date or advanced by the Servicers on the related servicer remittance date,

      (ii) the principal portion of all partial and full prepayments received during the month prior to the month during which such Distribution Date occurs,

      (iii) the principal portion of all net liquidation proceeds, net condemnation proceeds and net insurance proceeds received during the month prior to the month during which such Distribution Date occurs,

      (iv) the principal portion of the repurchase price for any repurchase price for any repurchased Mortgage Loans, and that were repurchased during the period from the servicer remittance date prior to the prior Distribution Date (or from the Closing Date in the case of the first Distribution Date) through the servicer remittance date prior to the current Distribution Date,

      (v) the principal portion of substitution adjustments received in connection with the substitution of a Mortgage Loan as of such Distribution Date, and

      (vi) the principal portion of the termination price if the Optional Clean-up Call is exercised.

Principal Distribution Amount. On any Distribution Date, the sum of (i) the Basic Principal Distribution Amount and (ii) the Extra Principal Distribution Amount.

Basic Principal Distribution Amount. On any Distribution Date, the excess of (i) the aggregate Principal Remittance Amount over (ii) the Excess Subordinated Amount, if any.

Extra Principal Distribution Amount. For any Distribution Date, the lesser of
(i) the excess of (x) interest collected or advanced on the Mortgage Loans for each Distribution Date (less the Expense Fee Rate and plus swap receipts, if any, and less net swap payments, if any) and available during the related Due Period, over (y) the sum of interest payable on the Offered Certificates on such Distribution Date and (ii) the overcollateralization deficiency amount for such Distribution Date.


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Net Monthly Excess Cashflow. For any Distribution Date is the amount of available funds for such Distribution Date remaining after making all payments of interest and principal to the certificates.

Excess Subordinated Amount. For any Distribution Date, means the excess, if any of (i) the actual overcollateralization, over (ii) the required overcollateralization for such Distribution Date.

Realized Losses. With respect to any defaulted Mortgage Loan that is liquidated, the amount of loss realized equal to the portion of the principal balance remaining unpaid after application of all liquidation proceeds, insurance proceeds and condemnation awards, net of amounts reimbursable to the applicable Servicer for the related advances and the applicable Expense Fee Rate in respect of such Mortgage Loan.

Class A Principal Distribution Amount. An amount equal to the excess of: (x) the aggregate class certificate balance of the Class A Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 56.00% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-1 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date) and (B) the class certificate balance of the Class M-1 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 70.20% and
(ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-2 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), and (C) the class certificate balance of the Class M-2 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 81.70% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-3 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the Class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), and (D) the class certificate balance of the Class M-3 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 85.00% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class B-1 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the class certificate balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), and (E) the class certificate balance of the Class B-1 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 87.90% and
(ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Class B-2 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the class certificate balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the class certificate balance of the Class B-1 Certificates (after taking into account the payment of the Class B-1 Principal Distribution Amount on such Distribution Date), and (F) the class certificate balance of the Class B-2 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 90.30% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class B-3 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the class certificate balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the class certificate balance of the Class B-1 Certificates (after taking into account the payment of the Class B-1 Principal Distribution Amount on such Distribution Date), (F) the class certificate balance of the Class B-2 Certificates (after taking into account the payment of the Class B-2 Principal Distribution Amount on such Distribution Date) and (G) the class certificate balance of the Class B-3 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 92.80% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class B-4 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the class certificate balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the class certificate balance of the Class B-1 Certificates (after taking into account the payment of the Class B-1 Principal Distribution Amount on such Distribution Date), (F) the class certificate balance of the Class B-2 Certificates (after taking into account the payment of the Class B-2 Principal Distribution Amount on such Distribution Date), (G) the class certificate balance of the Class B-3 Certificates (after taking into account the payment of the Class B-3 Principal Distribution Amount on such Distribution Date) and (H) the class certificate balance of the Class B-4 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 95.60% and
(ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Interest Distributions on the Offered Certificates. On each Distribution Date, interest distributions from the Interest Remittance Amount will be allocated as follows:

(i) to the Supplemental Interest Trust, net swap payments and certain swap termination payments owed to the Swap Provider, if any,

(ii) from any remaining Interest Remittance Amount to the Class A Certificates, their Accrued Certificate Interest, and any unpaid Accrued Certificate Interest from prior Distribution Dates, allocated based on their respective entitlement to those amounts,

(iii) from any remaining Interest Remittance Amount to the Class M Certificates, sequentially, in ascending numerical order, their Accrued Certificate Interest, and


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

(iv) from any remaining Interest Remittance Amount to the Class B Certificates, sequentially, in ascending numerical order, their Accrued Certificate Interest.

Principal Distributions on the Offered Certificates. On each Distribution Date
(A) prior to the Step-down Date or (B) on which a Trigger Event is in effect, principal distributions from the Principal Distribution Amount will be allocated as follows:

(i) to the Class A Certificates, sequentially, in ascending numerical order, until their respective Class Certificate Balances have been reduced to zero, and

(ii) to the Class M Certificates, sequentially, in ascending numerical order, until their respective Class Certificate Balances have been reduced to zero, and

(iii) to the Class B Certificates, sequentially, in ascending numerical order, until their respective Class Certificate Balances have been reduced to zero.

On each Distribution Date (A) on or after the Step-down Date and (B) on which a Trigger Event is not in effect, the principal distributions from the Principal Distribution Amount will be allocated as follows:

(i) to the Class A Certificates, the lesser of the Principal Distribution Amount and the Class A Principal Distribution Amount, sequentially, in ascending numerical order, until their respective Class Certificate Balances have been reduced to zero,

(ii) to the Class M-1 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-1 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(iii) to the Class M-2 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-2 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(iv) to the Class M-3 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-3 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(v) to the Class B-1 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-1 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(vi) to the Class B-2 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-2 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(vii) to the Class B-3 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-3 Principal Distribution Amount, until their class certificate balance has been reduced to zero, and

(viii) to the Class B-4 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-4 Principal Distribution Amount, until their class certificate balance has been reduced to zero.



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Allocation of Net Monthly Excess Cashflow. For any Distribution Date, any Net Monthly Excess Cashflow shall be allocated sequentially as follows:

(i) sequentially, in ascending numerical order, to the Class M Certificates, their unpaid interest amount,

(ii) sequentially, in ascending numerical order, to the Class B Certificates, their unpaid interest amount,

(iii) concurrently, any Class A-1 Basis Risk Carry Forward Amount to the Class A-1 Certificates, any Class A-2 Basis Risk Carry Forward Amount to the Class A-2 Certificates, and any Class A-3 Basis Risk Carry Forward Amount to the Class A-3 Certificates, and

(iv) sequentially to the Class M-1, Class M-2, Class M-3, Class B-1, Class B-2, Class B-3 and Class B-4, Certificates, any Basis Risk Carry Forward Amounts for such classes.

Supplemental Interest Trust. Funds deposited into the Supplemental Interest Trust on a Distribution Date will include: the net swap payments owed to the Swap Provider for such Distribution Date and net swap receipts from the Swap Provider for such Distribution Date. Funds in the Supplemental Interest Trust will be distributed on each Distribution Date in the following order of priority:

(i) To the swap provider, any net swap payments and certain swap termination payment (other than a defaulted swap termination payment) owed for such Distribution Date,

(ii)     To the Certificateholders, to pay interest according to sections (ii),
         (iii) and (iv) of the "Interest Distributions on the Offered Certificates" section, to the extent unpaid from other Available Funds,

(iii) To the Certificateholders, to pay principal according to the section "Principal Distributions on the Offered Certificates", but only to the extent necessary to cause the overcollateralization to be maintained at the current overcollateralization amount (prior to distribution of any amounts due), to the extent unpaid from other Available Funds,

(iv) To the Certificateholders, to pay unpaid interest shortfall and Basis Risk Carry Forward Amounts according to the section "Allocation of Net Monthly Excess Cashflow" to the extent unpaid, to the extent unpaid from other Available Funds,

(v) To the swap provider, any defaulted swap termination payment owed for such Distribution Date,

(vi)     To the holders of the Class X Certificates, any remaining amounts.

Allocation of Realized Losses. All Realized Losses on the Mortgage Loans will be allocated on each Distribution Date, first to the excess cash flow, second in reduction of the overcollateralization amount, third to the Class B-4 Certificates, fourth to the Class B-3 Certificates, fifth to the Class B-2 Certificates, sixth to the Class B-1 Certificates, seventh to the Class M-3 Certificates, eighth to the Class M-2 Certificates and ninth to the Class M-1 Certificates. An allocation of any Realized Losses to a class of certificates on any Distribution Date will be made by reducing its class certificate balance, after taking into account all distributions made on such Distribution Date. In the event that the Class M, Class B Certificates and overcollateralization have been reduced to zero, the principal distribution amount allocable to the Class A Certificates will be distributed to the Class A Certificates, pro rata by their respective class certificate balance, until their class certificate balance have been reduced to zero. Realized Losses will not be allocated to Class A Certificates until the last scheduled Distribution Date.


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Remaining Prepayment Penalty Term by Product Type(1)

Product          No Penalty     1-12 Months     13-24 Months     25-36 Months    37-48 Months     49-60 Months        Total
-------          ----------     -----------     ------------     ------------    ------------     ------------        -----
2 YR ARM        $37,809,050     $16,634,703     $185,969,758     $  7,495,886     $         0      $        0     $247,909,396
2 YR ARM IO      13,730,218       7,142,919      117,301,951        2,984,509               0               0      141,159,598
3 YR ARM         23,925,124      10,865,000        5,653,173      128,783,771               0               0      169,227,068
3 YR ARM IO       2,675,587       1,669,050        4,307,510       51,321,149               0               0       59,973,296
5 YR ARM            458,942               0          139,579          431,189               0               0        1,029,710
5 YR ARM IO               0               0                0        2,864,273               0               0        2,864,273
Fixed            13,833,467       1,388,969        3,996,280       43,546,655               0       1,990,260       64,755,631
Fixed IO            500,000               0        1,030,000          555,000               0          79,976        2,164,975
15/30 Balloon     6,887,371         942,788       13,247,809        5,237,731               0          21,976       26,337,675
20 Balloon                0               0          114,815                0               0               0          114,815
-------------   -----------     -----------     ------------     ------------     -----------      ----------     ------------
Total:          $99,819,760     $38,643,428     $331,760,875     $243,220,163     $         0      $2,092,212     $715,536,439
=============   ===========     ===========     ============     ============     ===========      ==========     ============

Product          No Penalty     1-12 Months     13-24 Months     25-36 Months    37-48 Months     49-60 Months
-------          ----------     -----------     ------------     ------------    ------------     ------------
 2 YR ARM            5.28%           2.32%          25.99%           1.05%           0.00%            0.00%
 2 YR ARM IO         1.92            1.00           16.39            0.42            0.00             0.00
 3 YR ARM            3.34            1.52            0.79           18.00            0.00             0.00
 3 YR ARM IO         0.37            0.23            0.60            7.17            0.00             0.00
 5 YR ARM            0.06            0.00            0.02            0.06            0.00             0.00
 5 YR ARM IO         0.00            0.00            0.00            0.40            0.00             0.00
 Fixed               1.93            0.19            0.56            6.09            0.00             0.28
 Fixed IO            0.07            0.00            0.14            0.08            0.00             0.01
 15/30 Balloon       0.96            0.13            1.85            0.73            0.00             0.00
 20 Balloon          0.00            0.00            0.02            0.00            0.00             0.00
-------------   -----------     -----------     ------------     ------------     -----------      ----------
 Total:             13.95%           5.40%          46.37%          33.99%           0.00%            0.29%
=============   ===========     ===========     ============     ============     ===========      ==========

(1) All percentages calculated herein are percentages of scheduled principal balance as of the Statistical Calculation Date unless otherwise noted.


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Breakeven CDR Table for the Class M  and Class B Certificates

The assumptions for the breakeven CDR table below are as follows:

o The Pricing Prepayment Assumptions (as defined on page 3 above) are applied

o 1-month and 6-month Forward LIBOR curves (as of close on March 7, 2005) are used

o     40% loss severity

o     There is a 6 month lag in recoveries

o Priced to call with collateral losses calculated through the life of the applicable bond

o     The LIBOR Certificates are priced at par, Class B-4 priced at 84.92%

------------------------------------------------------------------------------------------------------------------------------
                                                  First Dollar Loss             LIBOR Flat                 0% Return
------------------------------------------------------------------------------------------------------------------------------
    Class M-1     CDR                                          27.81                      28.04                     30.29
                  Yield                                       4.6707                     4.2329                    0.0227
                  WAL                                           3.90                       3.90                      3.67
                  Modified Duration                             3.56                       3.57                      3.48
                  Principal Window                     Feb09 - Feb09              Feb09 - Feb09             Dec08 - Dec08
                  Principal Writedown              10,412.10 (0.02%)         946,541.47 (1.88%)     8,644,394.65 (17.14%)
                  Total Collat Loss                   135,202,262.30    136,026,329.17 (19.15%)            142,046,216.49
                                                            (19.04%)                                             (20.00%)
------------------------------------------------------------------------------------------------------------------------------
    Class M-2     CDR                                          18.10                      18.42                     19.99
                  Yield                                       4.9880                     4.3019                    0.0199
                  WAL                                           4.74                       4.65                      4.31
                  Modified Duration                             4.21                       4.15                      4.08
                  Principal Window                     Dec09 - Dec09              Nov09 - Nov09             Sep09 - Sep09
                  Principal Writedown              52,057.91 (0.13%)       1,463,620.63 (3.58%)     8,809,967.46 (21.57%)
                  Total Collat Loss                   103,199,212.80    104,084,095.78 (14.66%)            109,770,372.19
                                                            (14.53%)                                             (15.46%)
------------------------------------------------------------------------------------------------------------------------------
    Class M-3     CDR                                          15.83                      15.91                     16.34
                  Yield                                       5.0430                     4.3533                    0.1067
                  WAL                                           4.90                       4.90                      4.79
                  Modified Duration                             4.33                       4.34                      4.39
                  Principal Window                     Feb10 - Feb10              Feb10 - Feb10             Feb10 - Feb10
                  Principal Writedown              22,677.49 (0.19%)         462,637.22 (3.95%)     2,818,572.91 (24.05%)
                  Total Collat Loss           93,668,116.45 (13.19%)     94,051,104.70 (13.24%)    96,096,006.18 (13.53%)
------------------------------------------------------------------------------------------------------------------------------
    Class B-1     CDR                                          13.94                      14.05                     14.44
                  Yield                                       5.5196                     4.4293                    0.0568
                  WAL                                           5.15                       5.14                      4.89
                  Modified Duration                             4.45                       4.46                      4.45
                  Principal Window                     May10 - May10              May10 - May10             Apr10 - Apr10
                  Principal Writedown              53,204.88 (0.52%)         693,232.83 (6.73%)     2,812,667.43 (27.31%)
                  Total Collat Loss           85,695,037.33 (12.07%)     86,251,347.78 (12.14%)    87,786,173.60 (12.36%)
------------------------------------------------------------------------------------------------------------------------------
    Class B-2     CDR                                          12.47                      12.57                     12.88
                  Yield                                       5.6316                     4.4274                    0.0728
                  WAL                                           5.32                       5.30                      5.01
                  Modified Duration                             4.56                       4.57                      4.56
                  Principal Window                     Jul10 - Jul10              Jul10 - Jul10             Jun10 - Jun10
                  Principal Writedown              47,570.14 (0.56%)         650,815.54 (7.64%)     2,425,249.70 (28.46%)
                  Total Collat Loss           78,860,730.34 (11.10%)     79,389,418.72 (11.18%)    80,641,090.25 (11.35%)
------------------------------------------------------------------------------------------------------------------------------
    Class B-3     CDR                                          11.01                      11.17                     11.46
                  Yield                                       6.3835                     4.4254                    0.0500
                  WAL                                           5.49                       5.41                      4.96
                  Modified Duration                             4.59                       4.61                      4.60
                  Principal Window                     Sep10 - Sep10              Sep10 - Sep10             Aug10 - Aug10
                  Principal Writedown               8,182.60 (0.09%)      1,037,891.96 (11.69%)     2,801,853.79 (31.56%)
                  Total Collat Loss           71,642,867.02 (10.09%)     72,527,368.86 (10.21%)    73,785,322.82 (10.39%)
------------------------------------------------------------------------------------------------------------------------------
    Class B-4     CDR                                           9.45                        N/A                     10.11
                  Yield                                       9.4443                                               0.0733
                  WAL                                           5.73                                                 4.38
                  Modified Duration                             4.56                                                 4.62
                  Principal Window                     Dec10 - Dec10                                        Oct10 - Oct10
                  Principal Writedown              27,958.22 (0.28%)                                4,044,384.40 (40.68%)
                  Total Collat Loss            63,659,032.22 (8.96%)                                66,896,856.53 (9.42%)
------------------------------------------------------------------------------------------------------------------------------



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Available Funds Cap(1). The information in the following table has been prepared in accordance with the following assumptions (i) one-month LIBOR and six-month LIBOR remain constant at 20.00%, and (ii) prepayments on the Mortgage Loans occur at the Pricing Prepayment Assumption. It is highly unlikely, however, that prepayments on the Mortgage Loans will occur at the Pricing Prepayment Assumption or at any other constant percentage. There is no assurance, therefore, of whether or to what extent the actual mortgage rates on the Mortgage Loans on any Distribution Date will conform to the corresponding rate set forth for that Distribution Date in the following table:

                                                    Class M,                                                   Class M,
                                                   Class B-1,                                                 Class B-1,
                                                   Class B-2,                                                 Class B-2,
                                    Class A         Class B-3                                  Class A         Class B-3
                 Distribution       Avail.           Avail.                   Distribution      Avail.          Avail.
    Period           Date        Funds Cap (%)    Funds Cap (%)     Period        Date      Funds Cap (%)    Funds Cap (%)
-------------    ------------    -------------    -------------    --------   ------------  -------------    -------------
       1            Apr-05           10.43            10.08           51         Jun-09         16.59            12.80
       2            May-05            9.30             8.99           52         Jul-09         17.36            13.42
       3            Jun-05            9.08             8.77           53         Aug-09         16.84            13.02
       4            Jul-05            9.29             8.97           54         Sep-09         16.82            13.01
       5            Aug-05            9.07             8.75           55         Oct-09         17.31            13.37
       6            Sep-05            9.06             8.73           56         Nov-09         16.79            12.98
       7            Oct-05            9.27             8.92           57         Dec-09         17.36            13.41
       8            Nov-05            9.04             8.70           58         Jan-10         17.04            13.19
       9            Dec-05            9.25             8.88           59         Feb-10         17.02            13.17
      10            Jan-06            9.03             8.66           60         Mar-10         18.66            14.42
      11            Feb-06            9.02             8.64           61         Apr-10         15.72            12.02
      12            Mar-06            9.71             9.29           62         May-10         16.25            12.42
      13            Apr-06            9.01             8.60           63         Jun-10         15.72            12.02
      14            May-06            9.22             8.79           64         Jul-10         16.25            12.42
      15            Jun-06            9.00             8.56           65         Aug-10         15.72            12.02
      16            Jul-06            9.22             8.75           66         Sep-10         15.72            12.02
      17            Aug-06            9.00             8.52           67         Oct-10         16.24            12.41
      18            Sep-06            9.00             8.51           68         Nov-10         15.71            12.01
      19            Oct-06            9.22             8.70           69         Dec-10         16.24            12.41
      20            Nov-06            9.01             8.48           70         Jan-11         15.71            12.01
      21            Dec-06            9.68             9.08           71         Feb-11         15.71            12.00
      22            Jan-07           10.66             9.94           72         Mar-11         17.39            13.29
      23            Feb-07           10.68             9.93           73         Apr-11         15.70            12.00
      24            Mar-07           11.59            10.76           74         May-11         16.22            12.40
      25            Apr-07           10.71             9.90           75         Jun-11         15.70            12.00
      26            May-07           11.02            10.15           76         Jul-11         16.22            12.39
      27            Jun-07           10.90            10.00           77         Aug-11         15.69            11.99
      28            Jul-07           11.66            10.65           78         Sep-11         15.69            11.99
      29            Aug-07           11.40            10.36           79         Oct-11         16.21            12.39
      30            Sep-07           11.43            10.34           80         Nov-11         15.69            11.98
      31            Oct-07           11.77            10.61           81         Dec-11         16.21            12.38
      32            Nov-07           11.52            10.32           82         Jan-12         15.68            11.98
      33            Dec-07           12.20            10.86           83         Feb-12         14.86            11.98
      34            Jan-08           13.25            11.69           84         Mar-12         14.14            12.80
      35            Feb-08           13.33            11.69           85         Apr-12         13.24            11.97
      36            Mar-08           14.19            12.35           86         May-12         13.69            12.37
      37            Apr-08           43.41            11.65           87         Jun-12         13.26            11.97
      38            May-08           16.48            11.97           88         Jul-12         13.71            12.36
      39            Jun-08           16.08            11.80           89         Aug-12         13.26            11.96
      40            Jul-08           17.16            12.77           90         Sep-12         13.28            11.96
      41            Aug-08           16.55            12.41           91         Oct-12         13.73            12.36
      42            Sep-08           16.42            12.39           92         Nov-12         13.30            11.95
      43            Oct-08           16.77            12.73           93         Dec-12         13.76            12.35
      44            Nov-08           16.17            12.36           94         Jan-13         13.33            11.95
      45            Dec-08           16.65            12.78           95         Feb-13         13.35            11.95
      46            Jan-09           16.62            12.82           96         Mar-13         14.80            13.22
      47            Feb-09           16.61            12.81           97         Apr-13         13.38            11.94
      48            Mar-09           18.17            13.99           98         May-13         13.84            12.34
      49            Apr-09           16.57            12.78           99         Jun-13         13.41            11.94
      50            May-09           17.05            13.14          100         Jul-13         13.88            12.33


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                            Class M,
                                                           Class B-1,
                                                           Class B-2,
                                            Class A         Class B-3
                         Distribution       Avail.           Avail.
           Period            Date        Funds Cap (%)    Funds Cap (%)
        -------------    ------------    -------------    -------------
            101             Aug-13           13.45            11.93
            102             Sep-13           13.48            11.93
            103             Oct-13           13.97            12.33
            104             Nov-13           13.56            11.93
            105             Dec-13           14.05            12.32
            106             Jan-14           13.65            11.92
            107             Feb-14           13.69            11.92
            108             Mar-14           15.21            13.19
            109             Apr-14           13.78            11.91
            110             May-14           14.29            12.31
            111             Jun-14           13.88            11.91
            112             Jul-14           14.40            12.30
            113             Aug-14           13.99            11.90
            114             Sep-14           14.05            11.90
            115             Oct-14           14.57            12.30
            116             Nov-14           14.16            11.90
            117             Dec-14           14.69            12.29
            118             Jan-15           14.28            11.89
            119             Feb-15           14.35            11.89
            120             Mar-15           15.96            13.16


Notes:

(1) Annualized coupon based on total interest paid to the certificates including accrued certificate interest, unpaid interest amount and basis risk carry forward amount divided by current class certificate balance.


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Swap Agreement. On the Closing Date, the Trustee will enter into a Swap Agreement with an initial swap notional amount of $[92,666,401.15]. Under the Swap Agreement, on each Distribution Date prior to the termination of the Swap Agreement, the trust shall be obligated to pay an amount equal to a per annum rate of [4.127]% (on a 30/360 basis) on the swap notional amount to the Swap Provider and the trust will be entitled to receive an amount equal to a per annum rate of One-Month LIBOR (on a actual/360 basis) on the swap notional amount from the Swap Provider. The interest accrual period applicable for payments under the Swap Agreement shall be from the 25th to 24th. Only the net amount of the two obligations above will be paid by the appropriate party.

Swap Schedule

                  Distribution      Swap Notional                     Distribution      Swap Notional
  Period             Date             Amount ($)        Period            Date            Amount ($)
-----------      --------------    --------------      --------      --------------    ----------------
    1               Apr-05         $92,666,401.15         41             Aug-08         $22,475,636.32
    2               May-05         $91,254,636.29         42             Sep-08         $21,635,817.93
    3               Jun-05         $89,629,234.64         43             Oct-08         $20,827,233.79
    4               Jul-05         $87,794,992.14         44             Nov-08         $20,048,726.45
    5               Aug-05         $85,758,237.05         45             Dec-08         $19,299,181.27
    6               Sep-05         $83,526,831.54         46             Jan-09         $18,577,524.78
    7               Oct-05         $81,110,156.74         47             Feb-09         $17,882,723.19
    8               Nov-05         $78,519,080.52         48             Mar-09         $17,213,780.89
    9               Dec-05         $75,765,907.10         49             Apr-09         $16,569,739.11
   10               Jan-06         $72,951,767.98         50             May-09         $15,949,674.50
   11               Feb-06         $70,239,193.35         51             Jun-09         $15,352,697.86
   12               Mar-06         $67,627,118.28         52             Jul-09         $14,777,952.85
   13               Apr-06         $65,111,829.86         53             Aug-09         $14,224,614.79
   14               May-06         $62,689,752.05         54             Sep-09         $13,691,889.54
   15               Jun-06         $60,357,440.63         55             Oct-09         $13,179,012.27
   16               Jul-06         $58,111,578.35         56             Nov-09         $12,685,246.47
   17               Aug-06         $55,948,970.28         57             Dec-09         $12,209,882.89
   18               Sep-06         $53,866,539.29         58             Jan-10         $11,751,977.89
   19               Oct-06         $51,861,321.69         59             Feb-10         $11,311,139.79
   20               Nov-06         $49,930,463.11         60             Mar-10         $10,886,659.74
   21               Dec-06         $48,071,214.45         61             Apr-10                  $0.00
   22               Jan-07         $46,280,927.98
   23               Feb-07         $44,557,053.64
   24               Mar-07         $42,897,135.46
   25               Apr-07         $41,298,808.04
   26               May-07         $39,759,793.25
   27               Jun-07         $38,277,897.03
   28               Jul-07         $36,851,006.28
   29               Aug-07         $35,477,085.86
   30               Sep-07         $34,154,175.73
   31               Oct-07         $32,880,388.22
   32               Nov-07         $31,653,905.31
   33               Dec-07         $30,472,976.10
   34               Jan-08         $29,335,914.32
   35               Feb-08         $28,241,095.95
   36               Mar-08         $27,186,956.94
   37               Apr-08         $26,171,991.01
   38               May-08         $25,194,747.47
   39               Jun-08         $24,253,829.22
   40               Jul-08         $23,347,890.77


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                     The Mortgage Loans - All Collateral (1)

 Scheduled Principal Balance:                                       $715,536,439
 Number of Mortgage Loans:                                                 4,409
 Average Scheduled Principal Balance:                                   $162,290
 Weighted Average Gross Coupon:                                           7.432%
 Weighted Average Net Coupon: (2)                                         6.926%
 Weighted Average Current FICO Score:                                        626
 Weighted Average Original LTV Ratio:                                     77.65%
 Weighted Average Combined Original LTV Ratio:                            82.13%
 Weighted Average Stated Remaining Term (months):                            350
 Weighted Average Seasoning (months):                                          2
 Weighted Average Months to Roll: (3)                                         26
 Weighted Average Gross Margin: (3)                                        6.52%
 Weighted Average Initial Rate Cap: (3)                                    2.95%
 Weighted Average Periodic Rate Cap: (3)                                   1.01%
 Weighted Average Gross Maximum Lifetime Rate: (3)                        13.72%

(1) All percentages calculated herein are percentages of scheduled principal balance as of the Statistical Calculation Date unless otherwise noted.
(2) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less initial servicing and trustee fees.
(3) Represents the weighted average of the adjustable rate mortgage loans in the mortgage pool.


                    Distribution by Current Principal Balance

                                                                                                   Weighted
                                                Pct. Of                                              Avg.
                                                Pool By    Weighted     Weighted          Avg.      Combo.
Current Principal    Number of   Principal     Principal  Avg. Gross  Avg. Current     Principal   Original   Pct. Full   Pct. Owner
     Balance           Loans      Balance       Balance     Coupon        FICO          Balance      LTV         Doc       Occupied
-----------------    ---------   ---------    ----------  ----------  ------------    ----------  ---------   ---------   ----------
$1 - $50,000            494    $ 16,803,600       2.35%     10.403%       647          $ 34,015     94.57%      47.59%      95.09%
$50,001 - $75,000       517      32,803,311       4.58       9.227        626            63,449     87.37       56.02       90.54
$75,001 - $100,000      518      45,388,468       6.34       8.216        620            87,623     84.16       64.03       94.54
$100,001 - $125,000     528      59,920,077       8.37       7.867        620           113,485     83.52       61.20       96.75
$125,001 - $150,000     459      63,506,373       8.88       7.585        620           138,358     82.03       59.77       94.78
$150,001 - $200,000     620     107,560,506      15.03       7.381        618           173,485     81.35       56.66       94.69
$200,001 - $250,000     425      95,242,104      13.31       7.212        619           224,099     80.93       49.32       98.11
$250,001 - $300,000     303      83,195,602      11.63       6.983        630           274,573     80.24       38.52       96.37
$300,001 - $350,000     211      68,067,399       9.51       7.061        629           322,594     81.81       34.53       96.11
$350,001 - $400,000     157      59,145,921       8.27       6.880        632           376,726     81.83       30.99       98.07
$400,001 & Above        177      83,903,077      11.73       6.739        637           474,029     80.30       29.41       97.80
-------------------   -----    ------------     ------       -----        ---          --------     -----       -----       -----
Total:                4,409    $715,536,439     100.00%      7.432%       626          $162,290     82.13%      47.03%      96.11%
===================   =====    ============     ======       =====        ===          ========     =====       =====       =====


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          Distribution by Current Rate

                                                                                                    Weighted
                                                 Pct. Of                Weighted                      Avg.
                                                 Pool By      Weighted    Avg.           Avg.        Combo.
                   Number of     Principal      Principal    Avg. Gross  Current      Principal     Original   Pct. Full  Pct. Owner
Current Rate         Loans        Balance        Balance       Coupon     FICO         Balance         LTV        Doc      Occupied
-------------      ---------     ---------      ---------    ---------- --------     -----------   ----------  ---------  ----------
4.99% & Below            1    $    225,750         0.03%        4.990%    706         $ 225,750       75.00%     100.00%       0.00%
5.00 - 5.49%            20       4,774,957         0.67         5.324     664           238,748       74.47       67.87      100.00
5.50 - 5.99%           204      53,383,198         7.46         5.804     657           261,682       78.26       54.61       97.48
6.00 - 6.49%           417      95,040,297        13.28         6.249     646           227,914       79.30       47.32       97.16
6.50 - 6.99%           720     157,436,512        22.00         6.731     640           218,662       80.08       40.63       96.32
7.00 - 7.49%           555     106,289,664        14.85         7.213     628           191,513       81.12       41.61       94.89
7.50 - 7.99%           742     124,506,375        17.40         7.700     608           167,798       82.10       48.42       95.59
8.00 - 8.49%           324      48,306,872         6.75         8.196     599           149,095       83.61       50.73       96.60
8.50 - 8.99%           338      44,911,811         6.28         8.701     586           132,875       84.85       57.65       94.95
9.00% & Above        1,088      80,661,002        11.27        10.117     611            74,137       91.48       49.68       96.36
-------------        -----    ------------       ------       -------     ---         ---------       -----       -----       -----
Total:               4,409    $715,536,439       100.00%        7.432%    626         $ 162,290       82.13%      47.03%      96.11%
=============        =====    ============       ======       =======     ===         =========       =====       =====       =====


                          Distribution by Credit Score

                                                                                                    Weighted
                                                 Pct. Of                Weighted                      Avg.
                                                 Pool By      Weighted    Avg.           Avg.        Combo.
                   Number of     Principal      Principal    Avg. Gross  Current      Principal     Original   Pct. Full  Pct. Owner
Credit Score         Loans        Balance        Balance       Coupon     FICO         Balance         LTV        Doc      Occupied
-------------      ---------     ---------      ---------    ---------- --------     -----------   ----------  ---------  ----------
740 & Above            145    $ 24,710,887         3.45%        7.054%    762         $ 170,420       83.39%      21.95%      90.82%
 720 - 739             112      16,996,619         2.38         7.034     728           151,756       85.27       30.41       91.69
 700 - 719             182      30,007,500         4.19         7.082     708           164,876       83.87       32.16       90.72
 680 - 699             266      40,777,218         5.70         7.142     689           153,298       84.51       31.35       93.67
 660 - 679             461      73,353,233        10.25         7.162     669           159,118       84.02       25.98       96.99
 640 - 659             630     100,492,150        14.04         7.215     649           159,511       83.25       34.65       94.93
 620 - 639             668     110,451,351        15.44         7.299     629           165,346       82.46       39.11       96.84
 600 - 619             574      93,753,119        13.10         7.362     609           163,333       82.70       60.26       95.96
 580 - 599             460      74,336,906        10.39         7.608     589           161,602       83.38       61.81       97.78
 560 - 579             293      51,857,722         7.25         7.731     570           176,989       80.80       66.90       98.68
 540 - 559             265      45,335,506         6.34         7.879     550           171,077       77.42       62.62       98.29
 520 - 539             198      30,066,600         4.20         8.405     530           151,852       74.53       72.09       97.72
 500 - 519             153      23,189,555         3.24         8.438     510           151,566       75.51       82.01       98.30
 400 - 499               2         208,072         0.03         8.721     483           104,036       68.95      100.00      100.00
-------------        -----    ------------       ------       -------     ---         ---------       -----      ------      ------
 Total:              4,409    $715,536,439       100.00%        7.432%    626         $ 162,290       82.13%      47.03%      96.11%
=============        =====    ============       ======       =======     ===         =========       =====      ======      ======


                              Distribution by Lien

                                                                                                    Weighted
                                                 Pct. Of                Weighted                      Avg.
                                                 Pool By      Weighted    Avg.           Avg.        Combo.
                   Number of     Principal      Principal    Avg. Gross  Current      Principal     Original   Pct. Full  Pct. Owner
    Lien             Loans        Balance        Balance       Coupon     FICO         Balance         LTV        Doc      Occupied
-------------      ---------     ---------      ---------    ---------- --------     -----------   ----------  ---------  ----------
First                3,645    $675,300,116        94.38%        7.247%    623         $ 185,268       81.11%      48.22%      95.97%
Second                 764      40,236,323         5.62        10.549     664            52,665       99.22       27.07       98.48
-------------        -----    ------------       ------       -------     ---         ---------       -----      ------      ------
Total:               4,409    $715,536,439       100.00%        7.432%    626         $ 162,290       82.13%      47.03%      96.11%
=============        =====    ============       ======       =======     ===         =========       =====      ======      ======


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                     Distribution by Combined Original LTV

                                                                                                    Weighted
                                                 Pct. Of                Weighted                      Avg.
                                                 Pool By      Weighted    Avg.           Avg.        Combo.
  Combined         Number of     Principal      Principal    Avg. Gross  Current      Principal     Original   Pct. Full  Pct. Owner
Original LTV         Loans        Balance        Balance       Coupon     FICO         Balance         LTV        Doc      Occupied
-------------      ---------     ---------      ---------    ---------- --------     -----------   ----------  ---------  ----------
 0.01 - 60.00%         176    $ 26,809,670         3.75%        7.186%    592         $ 152,328       51.05%      51.76%      90.79%
 60.01 - 70.00%        267      48,959,644         6.84         7.335     581           183,369       66.68       49.35       91.77
 70.01 - 80.00%      1,826     358,912,665        50.16         6.980     636           196,557       79.12       38.75       96.55
 80.01 - 85.00%        383      68,008,002         9.50         7.504     598           177,567       84.49       57.51       96.32
 85.01 - 90.00%        606     107,544,947        15.03         7.646     615           177,467       89.67       52.39       94.97
 90.01 - 95.00%        242      35,403,682         4.95         7.892     627           146,296       94.53       76.35       97.29
 95.01 - 100.00%       896      69,064,347         9.65         9.276     656            77,081       99.93       53.26       99.89
 100.01% & Above        13         833,482         0.12        10.449     659            64,114      118.37       20.39      100.00
----------------     -----    ------------       ------       -------     ---         ---------       -----      ------      ------
 Total:              4,409    $715,536,439       100.00%        7.432%    626         $ 162,290       82.13%      47.03%      96.11%
================     =====    ============       ======       =======     ===         =========       =====      ======      ======


                          Distribution by Original LTV

                                                                                                    Weighted
                                                 Pct. Of                Weighted                      Avg.
                                                 Pool By      Weighted    Avg.           Avg.        Combo.
                   Number of     Principal      Principal    Avg. Gross  Current      Principal     Original   Pct. Full  Pct. Owner
Original LTV         Loans        Balance        Balance       Coupon     FICO         Balance         LTV        Doc      Occupied
-------------      ---------     ---------      ---------    ---------- --------     -----------   ----------  ---------  ----------
 0.01 - 60.00%         940    $ 67,045,992         9.37%        9.204%    635         $  71,326       79.96%      36.94%      95.41%
 60.01 - 70.00%        267      48,959,644         6.84         7.335     581           183,369       66.68       49.35       91.77
 70.01 - 80.00%      1,815     358,007,979        50.03         6.973     636           197,250       79.12       38.69       96.56
 80.01 - 85.00%        377      67,668,062         9.46         7.488     598           179,491       84.49       57.51       96.31
 85.01 - 90.00%        589     106,692,005        14.91         7.629     614           181,141       89.67       52.66       95.19
 90.01 - 95.00%        186      32,912,712         4.60         7.699     624           176,950       94.51       80.03       97.91
 95.01 - 100.00%       235      34,250,045         4.79         7.926     648           145,745       99.89       80.69       99.78
----------------     -----    ------------       ------       -------     ---         ---------       -----      ------      ------
 Total:              4,409    $715,536,439       100.00%        7.432%    626         $ 162,290       82.13%      47.03%      96.11%
================     =====    ============       ======       =======     ===         =========       =====      ======      ======


                          Distribution by Documentation

                                                                                                    Weighted
                                                 Pct. Of                Weighted                      Avg.
                                                 Pool By      Weighted    Avg.           Avg.        Combo.
                   Number of     Principal      Principal    Avg. Gross  Current      Principal     Original   Pct. Full  Pct. Owner
Documentation        Loans        Balance        Balance       Coupon     FICO         Balance         LTV        Doc      Occupied
-------------      ---------     ---------      ---------    ---------- --------     -----------   ----------  ---------  ----------
Stated Doc           2,033    $365,487,876        51.08%        7.449%    643         $ 179,778       81.56%       0.00%      97.08%
Full Doc             2,312     336,536,434        47.03         7.433     607           145,561       82.84      100.00       95.51
Limited Doc             56      12,708,354         1.78         6.880     618           226,935       80.51        0.00       85.04
No Doc                   8         803,775         0.11         8.497     681           100,472       73.99        0.00       79.81
-------------        -----    ------------       ------       -------     ---         ---------       -----      ------      ------
Total:               4,409    $715,536,439       100.00%        7.432%    626         $ 162,290       82.13%      47.03%      96.11%
=============        =====    ============       ======       =======     ===         =========       =====      ======      ======


                             Distribution by Purpose

                                                                                                    Weighted
                                                 Pct. Of                Weighted                      Avg.
                                                 Pool By      Weighted    Avg.           Avg.        Combo.
                   Number of     Principal      Principal    Avg. Gross  Current      Principal     Original   Pct. Full  Pct. Owner
   Purpose           Loans        Balance        Balance       Coupon     FICO         Balance         LTV        Doc      Occupied
-------------      ---------     ---------      ---------    ---------- --------     -----------   ----------  ---------  ----------
Cashout Refi         1,978    $349,047,844        48.78%        7.383%    602         $ 176,465       80.14%      58.15%      96.27%
Purchase             2,249     337,442,966        47.16         7.480     651           150,041       84.19       34.00       96.12
Rate/term Refi         182      29,045,629         4.06         7.479     612           159,591       82.15       64.83       94.05
----------------     -----    ------------       ------       -------     ---         ---------       -----      ------      ------
Total:               4,409    $715,536,439       100.00%        7.432%    626         $ 162,290       82.13%      47.03%      96.11%
================     =====    ============       ======       =======     ===         =========       =====      ======      ======


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                            Distribution by Occupancy

                                                                                                    Weighted
                                                 Pct. Of                Weighted                      Avg.
                                                 Pool By      Weighted    Avg.           Avg.        Combo.
                   Number of     Principal      Principal    Avg. Gross  Current      Principal     Original   Pct. Full  Pct. Owner
  Occupancy          Loans        Balance        Balance       Coupon     FICO         Balance         LTV        Doc      Occupied
----------------   ---------     ---------      ---------    ---------- --------     -----------   ----------  ---------  ----------
Owner Occupied       4,204    $687,704,478        96.11%        7.429%    624         $ 163,583       82.30%      46.74%     100.00%
Non Owner              179      23,730,546         3.32         7.507     653           132,573       76.73       59.67        0.00
Second Home             26       4,101,414         0.57         7.527     653           157,747       84.95       23.17        0.00
----------------     -----    ------------       ------       -------     ---         ---------       -----      ------      ------
Total:               4,409    $715,536,439       100.00%        7.432%    626         $ 162,290       82.13%      47.03%      96.11%
================     =====    ============       ======       =======     ===         =========       =====      ======      ======


                          Distribution by Property Type

                                                                                                    Weighted
                                                 Pct. Of                Weighted                      Avg.
                                                 Pool By      Weighted    Avg.           Avg.        Combo.
                   Number of     Principal      Principal    Avg. Gross  Current      Principal     Original   Pct. Full  Pct. Owner
Property Type        Loans        Balance        Balance       Coupon     FICO         Balance         LTV        Doc      Occupied
-------------      ---------     ---------      ---------    ---------- --------     -----------   ----------  ---------  ----------
Single Family        3,577    $567,476,042        79.31%        7.444%    622         $ 158,646       82.13%      48.32%      96.47%
PUD                    257      51,339,651         7.17         7.385     629           199,765       83.61       44.76       94.65
Condo                  292      45,505,447         6.36         7.268     637           155,841       82.34       48.70       95.25
2-4 Family             188      38,436,798         5.37         7.412     653           204,451       79.40       28.31       93.11
Townhouse               94      12,674,586         1.77         7.782     626           134,836       83.60       49.18       98.19
Manufactured Housing     1         103,913         0.01         6.925     601           103,913       80.00      100.00      100.00
-------------------- -----    ------------       ------       -------     ---         ---------       -----      ------      ------
Total:               4,409    $715,536,439       100.00%        7.432%    626         $ 162,290       82.13%      47.03%      96.11%
==================== =====    ============       ======       =======     ===         =========       =====      ======      ======


                              Distribution by State

                                                                                                    Weighted
                                                 Pct. Of                Weighted                      Avg.
                                                 Pool By      Weighted    Avg.           Avg.        Combo.
                   Number of     Principal      Principal    Avg. Gross  Current      Principal     Original   Pct. Full  Pct. Owner
    State            Loans        Balance        Balance       Coupon     FICO         Balance         LTV        Doc      Occupied
-------------      ---------     ---------      ---------    ---------- --------     -----------   ----------  ---------  ----------
CA                   1,460    $332,194,795        46.43%        7.110%    633         $ 227,531       80.21%      32.22%      96.75%
FL                     631      83,214,799        11.63         7.740     620           131,878       82.43       63.53       96.02
IL                     307      46,977,265         6.57         7.521     615           153,020       83.18       61.53       97.25
NV                     113      20,489,089         2.86         7.127     630           181,319       80.55       48.03       91.03
MD                     116      20,389,814         2.85         7.407     631           175,774       82.68       56.31       98.18
AZ                     146      17,139,371         2.40         7.332     625           117,393       83.26       50.77       96.70
MI                     135      16,707,078         2.33         7.737     616           123,756       86.46       60.72       98.57
VA                     101      16,589,568         2.32         7.638     617           164,253       82.64       59.51       97.18
GA                     132      15,524,118         2.17         8.167     611           117,607       85.91       56.77       90.24
LA                     140      14,866,784         2.08         8.007     606           106,191       84.06       57.58       95.75
Other                1,128     131,443,759        18.37         7.869     619           116,528       85.16       61.10       94.83
-------------        -----    ------------       ------       -------     ---         ---------       -----      ------      ------
Total:               4,409    $715,536,439       100.00%        7.432%    626         $ 162,290       82.13%      47.03%      96.11%
=============        =====    ============       ======       =======     ===         =========       =====      ======      ======


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                               Distribution by Zip

                                                                                                    Weighted
                                                 Pct. Of                Weighted                      Avg.
                                                 Pool By      Weighted    Avg.           Avg.        Combo.
                   Number of     Principal      Principal    Avg. Gross  Current      Principal     Original   Pct. Full  Pct. Owner
     Zip             Loans        Balance        Balance       Coupon     FICO         Balance         LTV        Doc      Occupied
-------------      ---------     ---------      ---------    ---------- --------     -----------   ----------  ---------  ----------
92336                   17    $  3,587,886         0.50%        7.281%    622         $ 211,052       83.11%      50.56%     100.00%
92880                    8       3,013,883         0.42         6.867     645           376,735       81.60       17.01      100.00
92707                   10       2,771,212         0.39         6.684     683           277,121       81.65        0.00      100.00
90044                   14       2,657,912         0.37         7.327     673           189,851       81.37       13.16      100.00
92571                   12       2,541,187         0.36         7.372     589           211,766       82.33       62.71      100.00
92557                   12       2,484,145         0.35         7.616     608           207,012       80.54       45.89      100.00
91342                   11       2,472,195         0.35         6.937     667           224,745       85.16       19.27      100.00
90255                   10       2,371,478         0.33         6.722     631           237,148       79.16       15.35       86.51
91911                    8       2,345,677         0.33         7.001     633           293,210       84.72       47.02       88.54
92553                   16       2,343,439         0.33         7.452     637           146,465       82.37       31.55       93.26
Other                4,291     688,947,426        96.28         7.444     625           160,556       82.13       47.67       96.07
-------------        -----    ------------       ------       -------     ---         ---------       -----      ------      ------
Total:               4,409    $715,536,439       100.00%        7.432%    626         $ 162,290       82.13%      47.03%      96.11%
=============        =====    ============       ======       =======     ===         =========       =====      ======      ======

                  Distribution by Remaining Months to Maturity

                                                                                                    Weighted
                                                 Pct. Of                Weighted                      Avg.
  Remaining                                      Pool By      Weighted    Avg.           Avg.        Combo.
  Months to        Number of     Principal      Principal    Avg. Gross  Current      Principal     Original   Pct. Full  Pct. Owner
  Maturity           Loans        Balance        Balance       Coupon     FICO         Balance         LTV        Doc      Occupied
-------------      ---------     ---------      ---------    ---------- --------     -----------   ----------  ---------  ----------
1 - 180                526    $ 30,804,664         4.31%       10.024%    661         $  58,564       95.69%      35.08%      96.63%
181 - 240               21       1,371,968         0.19         9.064     659            65,332       78.35       65.58       94.18
241 - 360            3,862     683,359,806        95.50         7.312     624           176,945       81.53       47.53       96.09
-------------        -----    ------------       ------       -------     ---         ---------       -----      ------      ------
Total:               4,409    $715,536,439       100.00%        7.432%    626         $ 162,290       82.13%      47.03%      96.11%
=============        =====    ============       ======       =======     ===         =========       =====      ======      ======


                        Distribution by Amortization Type

                                                                                                    Weighted
                                                 Pct. Of                Weighted                      Avg.
                                                 Pool By      Weighted    Avg.           Avg.        Combo.
Amortization       Number of     Principal      Principal    Avg. Gross  Current      Principal     Original   Pct. Full  Pct. Owner
    Type             Loans        Balance        Balance       Coupon     FICO         Balance         LTV        Doc      Occupied
-------------      ---------     ---------      ---------    ---------- --------     -----------   ----------  ---------  ----------
15/30 Balloon          479    $ 26,337,675         3.68%       10.449%    664         $  54,985       98.99%      29.14%      97.39%
2 YR ARM             1,401     247,909,396        34.65         7.351     611           176,952       81.88       49.44       94.90
2 YR ARM IO            505     141,159,598        19.73         6.700     651           279,524       81.39       31.73       96.61
20 Balloon               1         114,815         0.02        10.650     718           114,815      100.00        0.00      100.00
3 YR ARM             1,100     169,227,068        23.65         7.689     605           153,843       81.20       58.94       96.73
3 YR ARM IO            233      59,973,296         8.38         6.766     650           257,396       79.89       31.08       98.17
5 YR ARM                 4       1,029,710         0.14         6.042     636           257,428       61.95       29.80      100.00
5 YR ARM IO             11       2,864,273         0.40         6.264     655           260,388       79.46       83.68      100.00
Fixed                  668      64,755,631         9.05         8.152     638            96,940       83.10       61.50       95.24
Fixed IO                 7       2,164,975         0.30         6.728     662           309,282       72.76       27.07      100.00
-------------        -----    ------------       ------       -------     ---         ---------       -----      ------      ------
Total:               4,409    $715,536,439       100.00%        7.432%    626         $ 162,290       82.13%      47.03%      96.11%
=============        =====    ============       ======       =======     ===         =========       =====      ======      ======


                      Distribution by Initial Periodic Cap

                                                                                                    Weighted
                                                 Pct. Of                Weighted                      Avg.
  Initial                                        Pool By      Weighted    Avg.           Avg.        Combo.
  Periodic         Number of     Principal      Principal    Avg. Gross  Current      Principal     Original   Pct. Full  Pct. Owner
    Cap              Loans        Balance        Balance       Coupon     FICO         Balance         LTV        Doc      Occupied
-------------      ---------     ---------      ---------    ---------- --------     -----------   ----------  ---------  ----------
0.51 - 1.00%            32    $  4,901,533         0.69%        7.743%    636         $ 153,173       91.92%      73.57%      93.61%
1.01 - 1.50%            56      14,797,250         2.07         6.904     648           264,237       82.14       41.73       90.49
1.51 - 2.00%            56      10,817,516         1.51         7.371     617           193,170       80.41       56.30       99.20
2.51 - 3.00%         3,085     585,956,613        81.89         7.239     622           189,937       81.28       45.99       96.20
3.01% & Above           25       5,690,430         0.80         6.601     634           227,617       78.47       54.21      100.00
N/A                  1,155      93,373,097        13.05         8.770     646            80,843       87.36       51.50       95.96
-------------        -----    ------------       ------       -------     ---         ---------       -----      ------      ------
Total:               4,409    $715,536,439       100.00%        7.432%    626         $ 162,290       82.13%      47.03%      96.11%
=============        =====    ============       ======       =======     ===         =========       =====      ======      ======


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          Distribution by Periodic Cap

                                                                                                    Weighted
                                                 Pct. Of                Weighted                      Avg.
                                                 Pool By      Weighted    Avg.           Avg.        Combo.
  Periodic         Number of     Principal      Principal    Avg. Gross  Current      Principal     Original   Pct. Full  Pct. Owner
    Cap              Loans        Balance        Balance       Coupon     FICO         Balance         LTV        Doc      Occupied
-------------      ---------     ---------      ---------    ---------- --------     -----------   ----------  ---------  ----------
0.51 - 1.00%         3,189    $605,283,038        84.59%        7.241%    622         $ 189,803       81.30%      46.40%      96.26%
1.01 - 1.50%            60      15,519,353         2.17         6.885     651           258,656       82.10       42.61       90.93
1.51 - 2.00%             5       1,360,950         0.19         6.994     646           272,190       94.96       70.61      100.00
N/A                  1,155      93,373,097        13.05         8.770     646            80,843       87.36       51.50       95.96
-------------        -----    ------------       ------       -------     ---         ---------       -----      ------      ------
Total:               4,409    $715,536,439       100.00%        7.432%    626         $ 162,290       82.13%      47.03%      96.11%
=============        =====    ============       ======       =======     ===         =========       =====      ======      ======


                      Distribution by Months to Rate Reset

                                                                                                    Weighted
                                                 Pct. Of                Weighted                      Avg.
                                                 Pool By      Weighted    Avg.           Avg.        Combo.
  Months to        Number of     Principal      Principal    Avg. Gross  Current      Principal     Original   Pct. Full  Pct. Owner
 Rate Reset          Loans        Balance        Balance       Coupon     FICO         Balance         LTV        Doc      Occupied
-------------      ---------     ---------      ---------    ---------- --------     -----------   ----------  ---------  ----------
0                        3    $    770,480         0.11%        7.171%    648         $ 256,827       78.49%      78.61%      51.55%
13 - 24              1,904     388,494,371        54.29         7.115     626           204,041       81.71       43.01       95.61
25 - 36              1,332     229,004,507        32.00         7.448     617           171,925       80.85       51.55       97.10
49 & Above              15       3,893,983         0.54         6.205     650           259,599       74.83       69.43      100.00
N/A                  1,155      93,373,097        13.05         8.770     646            80,843       87.36       51.50       95.96
-------------        -----    ------------       ------       -------     ---         ---------       -----      ------      ------
Total:               4,409    $715,536,439       100.00%        7.432%    626         $ 162,290       82.13%      47.03%      96.11%
=============        =====    ============       ======       =======     ===         =========       =====      ======      ======


                        Distribution by Life Maximum Rate

                                                                                                    Weighted
                                                 Pct. Of                Weighted                      Avg.
    Life                                         Pool By      Weighted    Avg.           Avg.        Combo.
   Maximum         Number of     Principal      Principal    Avg. Gross  Current      Principal     Original   Pct. Full  Pct. Owner
    Rate             Loans        Balance        Balance       Coupon     FICO         Balance         LTV        Doc      Occupied
-------------      ---------     ---------      ---------    ---------- --------     -----------   ----------  ---------  ----------
0.00 - 11.99%          150    $ 43,690,514         6.11%        5.784%    656         $ 291,270       77.69%      48.28%      96.85%
12.00 - 12.49%         221      54,792,216         7.66         6.232     643           247,929       78.70       38.60       96.97
12.50 - 12.99%         378      88,437,043        12.36         6.627     634           233,960       80.21       40.03       97.85
13.00 - 13.49%         372      77,911,363        10.89         6.786     632           209,439       81.46       44.11       93.98
13.50 - 13.99%         568     110,423,020        15.43         7.103     630           194,407       81.24       41.83       94.74
14.00 - 14.49%         379      67,530,455         9.44         7.413     625           178,181       82.18       46.07       96.46
14.50 - 14.99%         541      90,692,078        12.67         7.890     605           167,638       82.70       49.05       96.27
15.00 - 15.49%         253      38,915,245         5.44         8.397     595           153,815       83.68       48.51       96.11
15.50 - 15.99%         194      26,082,079         3.65         8.908     576           134,444       85.15       66.08       97.41
16.00% & Above         198      23,689,328         3.31         9.745     559           119,643       83.02       78.25       97.22
N/A                  1,155      93,373,097        13.05         8.770     646            80,843       87.36       51.50       95.96
--------------       -----    ------------       ------       -------     ---         ---------       -----      ------      ------
Total:               4,409    $715,536,439       100.00%        7.432%    626         $ 162,290       82.13%      47.03%      96.11%
==============       =====    ============       ======       =======     ===         =========       =====      ======      ======


                             Distribution by Margin

                                                                                                    Weighted
                                                 Pct. Of                Weighted                      Avg.
                                                 Pool By      Weighted    Avg.           Avg.        Combo.
                   Number of     Principal      Principal    Avg. Gross  Current      Principal     Original   Pct. Full  Pct. Owner
   Margin            Loans        Balance        Balance       Coupon     FICO         Balance         LTV        Doc      Occupied
-------------      ---------     ---------      ---------    ---------- --------     -----------   ----------  ---------  ----------
0.00 - 4.99%            19    $  3,588,018         0.50%        6.155%    660         $ 188,843       81.72%      68.35%     100.00%
5.00 - 5.49%           575     134,437,544        18.79         6.331     651           233,804       79.18       43.19       94.94
5.50 - 5.99%           463     100,845,748        14.09         6.761     630           217,809       81.91       46.14       98.07
6.00 - 6.49%           420      88,694,083        12.40         6.895     624           211,176       81.37       43.65       94.38
6.50 - 6.99%           477      98,828,255        13.81         7.420     616           207,187       79.32       39.08       96.18
7.00% & Above        1,300     195,769,694        27.36         8.170     601           150,592       83.54       53.15       96.65
N/A                  1,155      93,373,097        13.05         8.770     646            80,843       87.36       51.50       95.96
-------------        -----    ------------       ------       -------     ---         ---------       -----      ------      ------
Total:               4,409    $715,536,439       100.00%        7.432%    626         $ 162,290       82.13%      47.03%      96.11%
=============        =====    ============       ======       =======     ===         =========       =====      ======      ======


                     The Adjustable Rate Mortgage Loans (1)



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

 Scheduled Principal Balance:                                       $622,163,341
 Number of Mortgage Loans:                                                 3,254
 Average Scheduled Principal Balance:                                   $191,200
 Weighted Average Gross Coupon:                                           7.232%
 Weighted Average Net Coupon: (2)                                         6.725%
 Weighted Average Current FICO Score:                                        623
 Weighted Average Original LTV Ratio:                                     81.35%
 Weighted Average Combined Original LTV Ratio:                            81.35%
 Weighted Average Stated Remaining Term (months):                            358
 Weighted Average Seasoning(months):                                           2
 Weighted Average Months to Roll: (3)                                         26
 Weighted Average Gross Margin: (3)                                        6.52%
 Weighted Average Initial Rate Cap: (3)                                    2.95%
 Weighted Average Periodic Rate Cap: (3)                                   1.01%
 Weighted Average Gross Maximum Lifetime Rate: (3)                        13.72%

(1) All percentages calculated herein are percentages of scheduled principal balance as of the Statistical Calculation Date unless otherwise noted.
(2) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less initial servicing and trustee fees.
(3) Represents the weighted average of the adjustable rate mortgage loans in the mortgage pool.


                    Distribution by Current Principal Balance

                                                                                                    Weighted
                                                 Pct. Of                Weighted                      Avg.
   Current                                       Pool By      Weighted    Avg.           Avg.        Combo.
  Principal        Number of     Principal      Principal    Avg. Gross  Current      Principal     Original   Pct. Full  Pct. Owner
   Balance           Loans        Balance        Balance       Coupon     FICO         Balance         LTV        Doc      Occupied
-------------      ---------     ---------      ---------    ---------- --------     -----------   ----------  ---------  ----------
$1 - $50,000            48    $  2,131,619         0.34%        9.098%    585         $  44,409       78.25%      86.79%      83.50%
$50,001 - $75,000      261      16,881,375         2.71         8.394     600            64,680       81.39       73.71       86.71
$75,001 - $100,000     350      30,841,543         4.96         7.769     606            88,119       81.64       71.16       93.89
$100,001 - $125,000    424      48,120,843         7.73         7.669     616           113,493       82.80       61.19       96.40
$125,001 - $150,000    391      53,979,360         8.68         7.543     617           138,055       81.99       58.71       94.10
$150,001 - $200,000    572      99,387,297        15.97         7.365     617           173,754       81.20       55.85       94.44
$200,001 - $250,000    395      88,556,479        14.23         7.210     620           224,194       80.98       48.80       97.97
$250,001 - $300,000    289      79,324,742        12.75         6.990     629           274,480       80.49       37.63       96.54
$300,001 - $350,000    204      65,752,492        10.57         7.075     627           322,316       82.07       35.27       97.54
$350,001 - $400,000    150      56,475,415         9.08         6.884     631           376,503       81.67       28.43       97.98
$400,001 & Above       170      80,712,177        12.97         6.734     637           474,778       80.62       28.81       97.71
-------------------  -----    ------------       ------       -------     ---         ---------       -----      ------      ------
Total:               3,254    $622,163,341       100.00%        7.232%    623         $ 191,200       81.35%      46.36%      96.13%
===================  =====    ============       ======       =======     ===         =========       =====      ======      ======


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          Distribution by Current Rate

                                                                                                    Weighted
                                                 Pct. Of                Weighted                      Avg.
                                                 Pool By      Weighted    Avg.           Avg.        Combo.
   Current         Number of     Principal      Principal    Avg. Gross  Current      Principal     Original   Pct. Full  Pct. Owner
    Rate             Loans        Balance        Balance       Coupon     FICO         Balance         LTV        Doc      Occupied
-------------      ---------     ---------      ---------    ---------- --------     -----------   ----------  ---------  ----------
4.99% & Below            1    $    225,750         0.04%        4.990%    706         $ 225,750       75.00%     100.00%       0.00%
5.00 - 5.49%            20       4,774,957         0.77         5.324     664           238,748       74.47       67.87      100.00
5.50 - 5.99%           193      51,269,225         8.24         5.805     656           265,644       78.28       53.86       97.60
6.00 - 6.49%           374      87,543,023        14.07         6.248     646           234,072       79.64       44.99       97.12
6.50 - 6.99%           651     145,076,046        23.32         6.728     640           222,851       80.49       38.72       96.96
7.00 - 7.49%           497      97,627,774        15.69         7.213     627           196,434       81.57       39.88       94.52
7.50 - 7.99%           656     114,785,920        18.45         7.697     607           174,979       82.23       45.93       95.54
8.00 - 8.49%           279      43,890,931         7.05         8.196     597           157,315       83.61       48.84       96.84
8.50 - 8.99%           263      38,456,567         6.18         8.691     578           146,223       84.72       58.80       95.21
9.00% & Above          320      38,513,148         6.19         9.617     564           120,354       84.26       67.79       94.85
-------------        -----    ------------       ------       -------     ---         ---------       -----      ------      ------
Total:               3,254    $622,163,341       100.00%        7.232%    623         $ 191,200       81.35%      46.36%      96.13%
=============        =====    ============       ======       =======     ===         =========       =====      ======      ======


                          Distribution by Credit Score

                                                                                                    Weighted
                                                 Pct. Of                Weighted                      Avg.
                                                 Pool By      Weighted    Avg.           Avg.        Combo.
                   Number of     Principal      Principal    Avg. Gross  Current      Principal     Original   Pct. Full  Pct. Owner
Credit Score         Loans        Balance        Balance       Coupon     FICO         Balance         LTV        Doc      Occupied
-------------      ---------     ---------      ---------    ---------- --------     -----------   ----------  ---------  ----------
740 & Above             83    $ 19,056,900         3.06%        6.688%    762         $ 229,601       81.66%      19.91%      93.63%
720 - 739               65      13,546,600         2.18         6.601     728           208,409       83.51       28.70       90.93
700 - 719              106      24,159,906         3.88         6.646     708           227,924       82.02       31.90       89.74
680 - 699              165      32,766,291         5.27         6.834     689           198,584       83.27       29.92       93.31
660 - 679              303      61,822,414         9.94         6.795     669           204,034       82.59       25.31       96.58
640 - 659              416      84,870,978        13.64         6.887     649           204,017       82.02       32.47       94.76
620 - 639              466      95,791,967        15.40         6.992     629           205,562       81.32       37.34       96.58
600 - 619              432      81,892,258        13.16         7.172     610           189,565       82.36       57.45       95.79
580 - 599              386      66,790,786        10.74         7.512     589           173,033       83.53       59.95       98.26
560 - 579              261      47,923,952         7.70         7.716     570           183,617       81.26       66.17       98.57
540 - 559              243      42,524,826         6.83         7.893     550           174,999       77.74       61.89       98.28
520 - 539              180      28,293,707         4.55         8.395     530           157,187       74.89       72.54       97.57
500 - 519              146      22,514,685         3.62         8.430     510           154,210       75.44       81.81       98.25
400 - 499                2         208,072         0.03         8.721     483           104,036       68.95      100.00      100.00
-------------        -----    ------------       ------       -------     ---         ---------       -----      ------      ------
Total:               3,254    $622,163,341       100.00%        7.232%    623         $ 191,200       81.35%      46.36%      96.13%
=============        =====    ============       ======       =======     ===         =========       =====      ======      ======


                              Distribution by Lien

                                                                                                    Weighted
                                                 Pct. Of                Weighted                      Avg.
                                                 Pool By      Weighted    Avg.           Avg.        Combo.
                   Number of     Principal      Principal    Avg. Gross  Current      Principal     Original   Pct. Full  Pct. Owner
    Lien             Loans        Balance        Balance       Coupon     FICO         Balance         LTV        Doc      Occupied
-------------      ---------     ---------      ---------    ---------- --------     -----------   ----------  ---------  ----------
First                3,254    $622,163,341       100.00%        7.232%    623         $ 191,200       81.35%      46.36%      96.13%
-------------        -----    ------------       ------       -------     ---         ---------       -----      ------      ------
Total:               3,254    $622,163,341       100.00%        7.232%    623         $ 191,200       81.35%      46.36%      96.13%
=============        =====    ============       ======       =======     ===         =========       =====      ======      ======


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                      Distribution by Combined Original LTV

                                                                                                    Weighted
                                                 Pct. Of                Weighted                      Avg.
                                                 Pool By      Weighted    Avg.           Avg.        Combo.
  Combined         Number of     Principal      Principal    Avg. Gross  Current      Principal     Original   Pct. Full  Pct. Owner
Original LTV         Loans        Balance        Balance       Coupon     FICO         Balance         LTV        Doc      Occupied
-------------      ---------     ---------      ---------    ---------- --------     -----------   ----------  ---------  ----------
0.01 - 60.00%          123    $ 20,585,168         3.31%        7.214%    583         $ 167,359       51.76%      48.07%      90.00%
60.01 - 70.00%         224      42,464,174         6.83         7.351     576           189,572       66.72       49.79       93.94
70.01 - 80.00%       1,686     339,140,546        54.51         6.961     636           201,151       79.19       37.34       96.50
80.01 - 85.00%         327      61,514,712         9.89         7.466     595           188,118       84.50       54.94       97.08
85.01 - 90.00%         532      99,260,451        15.95         7.635     612           186,580       89.66       50.99       94.88
90.01 - 95.00%         165      29,262,762         4.70         7.679     624           177,350       94.54       78.40       97.65
95.01 - 100.00%        197      29,935,529         4.81         7.893     647           151,957       99.92       78.23      100.00
----------------     -----    ------------       ------       -------     ---         ---------       -----      ------      ------
Total:               3,254    $622,163,341       100.00%        7.232%    623         $ 191,200       81.35%      46.36%      96.13%
================     =====    ============       ======       =======     ===         =========       =====      ======      ======


                          Distribution by Original LTV

                                                                                                    Weighted
                                                 Pct. Of                Weighted                      Avg.
                                                 Pool By      Weighted    Avg.           Avg.        Combo.
                   Number of     Principal      Principal    Avg. Gross  Current      Principal     Original   Pct. Full  Pct. Owner
Original LTV         Loans        Balance        Balance       Coupon     FICO         Balance         LTV        Doc      Occupied
-------------      ---------     ---------      ---------    ---------- --------     -----------   ----------  ---------  ----------
0.01 - 60.00%          123    $ 20,585,168         3.31%        7.214%    583         $ 167,359       51.76%      48.07%      90.00%
60.01 - 70.00%         224      42,464,174         6.83         7.351     576           189,572       66.72       49.79       93.94
70.01 - 80.00%       1,686     339,140,546        54.51         6.961     636           201,151       79.19       37.34       96.50
80.01 - 85.00%         327      61,514,712         9.89         7.466     595           188,118       84.50       54.94       97.08
85.01 - 90.00%         532      99,260,451        15.95         7.635     612           186,580       89.66       50.99       94.88
90.01 - 95.00%         165      29,262,762         4.70         7.679     624           177,350       94.54       78.40       97.65
95.01 - 100.00%        197      29,935,529         4.81         7.893     647           151,957       99.92       78.23      100.00
----------------     -----    ------------       ------       -------     ---         ---------       -----      ------      ------
Total:               3,254    $622,163,341       100.00%        7.232%    623         $ 191,200       81.35%      46.36%      96.13%
================     =====    ============       ======       =======     ===         =========       =====      ======      ======


                          Distribution by Documentation

                                                                                                    Weighted
                                                 Pct. Of                Weighted                      Avg.
                                                 Pool By      Weighted    Avg.           Avg.        Combo.
                   Number of     Principal      Principal    Avg. Gross  Current      Principal     Original   Pct. Full  Pct. Owner
Documentation        Loans        Balance        Balance       Coupon     FICO         Balance         LTV        Doc      Occupied
-------------      ---------     ---------      ---------    ---------- --------     -----------   ----------  ---------  ----------
Stated Doc           1,444    $321,820,116        51.73%        7.170%    640         $ 222,867       80.29%       0.00%      97.20%
Full Doc             1,760     288,449,283        46.36         7.318     603           163,892       82.58      100.00       95.44
Limited Doc             48      11,508,486         1.85         6.762     620           239,760       80.64        0.00       83.48
No Doc                   2         385,457         0.06         7.863     623           192,728       63.04        0.00      100.00
-------------        -----    ------------       ------       -------     ---         ---------       -----      ------      ------
Total:               3,254    $622,163,341       100.00%        7.232%    623         $ 191,200       81.35%      46.36%      96.13%
=============        =====    ============       ======       =======     ===         =========       =====      ======      ======


                             Distribution by Purpose

                                                                                                    Weighted
                                                 Pct. Of                Weighted                      Avg.
                                                 Pool By      Weighted    Avg.           Avg.        Combo.
                   Number of     Principal      Principal    Avg. Gross  Current      Principal     Original   Pct. Full  Pct. Owner
   Purpose           Loans        Balance        Balance       Coupon     FICO         Balance         LTV        Doc      Occupied
-------------      ---------     ---------      ---------    ---------- --------     -----------   ----------  ---------  ----------
Cashout Refi         1,593    $304,144,027        48.88%        7.331%    599         $ 190,925       80.26%      56.43%      96.58%
Purchase             1,524     293,521,507        47.18         7.114     649           192,599       82.45       34.43       95.87
Rate/term Refi         137      24,497,807         3.94         7.415     606           178,816       81.65       64.37       93.71
----------------     -----    ------------       ------       -------     ---         ---------       -----      ------      ------
Total:               3,254    $622,163,341       100.00%        7.232%    623         $ 191,200       81.35%      46.36%      96.13%
================     =====    ============       ======       =======     ===         =========       =====      ======      ======


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                            Distribution by Occupancy

                                                                                                    Weighted
                                                 Pct. Of                Weighted                      Avg.
                                                 Pool By      Weighted    Avg.           Avg.        Combo.
                   Number of     Principal      Principal    Avg. Gross  Current      Principal     Original   Pct. Full  Pct. Owner
  Occupancy          Loans        Balance        Balance       Coupon     FICO         Balance         LTV        Doc      Occupied
-------------      ---------     ---------      ---------    ---------- --------     -----------   ----------  ---------  ----------
Owner Occupied       3,091    $598,099,812        96.13%        7.224%    621         $ 193,497       81.47%      46.03%     100.00%
Non Owner              140      20,165,442         3.24         7.389     648           144,039       76.84       60.45        0.00
Second Home             23       3,898,088         0.63         7.574     650           169,482       85.70       24.37        0.00
---------------      -----    ------------       ------       -------     ---         ---------       -----      ------      ------
Total:               3,254    $622,163,341       100.00%        7.232%    623         $ 191,200       81.35%      46.36%      96.13%
===============      =====    ============       ======       =======     ===         =========       =====      ======      ======


                          Distribution by Property Type

                                                                                                    Weighted
                                                 Pct. Of                Weighted                      Avg.
                                                 Pool By      Weighted    Avg.           Avg.        Combo.
                   Number of     Principal      Principal    Avg. Gross  Current      Principal     Original   Pct. Full  Pct. Owner
Property Type        Loans        Balance        Balance       Coupon     FICO         Balance         LTV        Doc      Occupied
-------------      ---------     ---------      ---------    ---------- --------     -----------   ----------  ---------  ----------
Single Family        2,629    $489,420,395        78.66%        7.248%    619         $ 186,162       81.34%      47.45%      96.42%
PUD                    203      46,332,396         7.45         7.203     627           228,238       82.84       44.72       94.28
Condo                  207      40,610,783         6.53         6.959     635           196,187       81.03       48.71       95.37
2-4 Family             140      34,103,073         5.48         7.232     649           243,593       79.15       28.83       94.75
Townhouse               74      11,592,781         1.86         7.631     623           156,659       83.13       49.71       98.02
Manufactured Housing     1         103,913         0.02         6.925     601           103,913       80.00      100.00      100.00
-------------------- -----    ------------       ------       -------     ---         ---------       -----      ------      ------
Total:               3,254    $622,163,341       100.00%        7.232%    623         $ 191,200       81.35%      46.36%      96.13%
==================== =====    ============       ======       =======     ===         =========       =====      ======      ======


                              Distribution by State

                                                                                                    Weighted
                                                 Pct. Of                Weighted                      Avg.
                                                 Pool By      Weighted    Avg.           Avg.        Combo.
                   Number of     Principal      Principal    Avg. Gross  Current      Principal     Original   Pct. Full  Pct. Owner
    State            Loans        Balance        Balance       Coupon     FICO         Balance         LTV        Doc      Occupied
-------------      ---------     ---------      ---------    ---------- --------     -----------   ----------  ---------  ----------
CA                   1,012    $289,021,028        46.45%        6.831%    629         $ 285,594       78.90%      32.51%      96.98%
FL                     451      70,678,140        11.36         7.567     618           156,714       82.58       61.83       95.31
IL                     267      44,128,458         7.09         7.445     615           165,275       83.15       61.52       97.07
NV                      87      18,461,693         2.97         6.953     628           212,203       79.57       47.78       90.04
MD                      88      18,049,878         2.90         7.260     625           205,112       82.26       57.62       98.08
MI                     123      16,132,221         2.59         7.671     614           131,156       86.33       60.25       98.99
AZ                     112      15,769,619         2.53         7.141     625           140,800       82.16       50.36       96.41
VA                      77      14,135,973         2.27         7.536     611           183,584       81.67       57.48       97.91
LA                     100      11,992,880         1.93         7.857     601           119,929       83.65       55.94       97.17
GA                      88      11,944,600         1.92         8.021     604           135,734       85.36       48.83       89.16
Other                  849     111,848,851        17.98         7.772     616           131,742       84.77       59.09       94.74
--------------       -----    ------------       ------       -------     ---         ---------       -----      ------      ------
Total:               3,254    $622,163,341       100.00%        7.232%    623         $ 191,200       81.35%      46.36%      96.13%
==============       =====    ============       ======       =======     ===         =========       =====      ======      ======


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                               Distribution by Zip

                                                                                                    Weighted
                                                 Pct. Of                Weighted                      Avg.
                                                 Pool By      Weighted    Avg.           Avg.        Combo.
                   Number of     Principal      Principal    Avg. Gross  Current      Principal     Original   Pct. Full  Pct. Owner
     Zip             Loans        Balance        Balance       Coupon     FICO         Balance         LTV        Doc      Occupied
-------------      ---------     ---------      ---------    ---------- --------     -----------   ----------  ---------  ----------
92336                   10    $  3,149,960         0.51%        6.899%    615         $ 314,996       80.53%      55.34%     100.00%
92880                    7       2,923,988         0.47         6.751     642           417,713       81.03       17.53      100.00
92707                    7       2,518,181         0.40         6.279     683           359,740       78.98        0.00      100.00
92571                   10       2,436,202         0.39         7.244     587           243,620       81.57       62.82      100.00
92557                   10       2,361,242         0.38         7.403     606           236,124       79.53       48.28      100.00
90255                    8       2,251,264         0.36         6.510     627           281,408       78.04       16.17       85.79
90044                    8       2,213,260         0.36         6.882     676           276,658       80.78       12.65      100.00
91911                    6       2,159,180         0.35         6.656     634           359,863       83.40       46.32       87.55
90650                    7       2,109,508         0.34         6.815     599           301,358       81.87       22.80      100.00
94565                    7       2,073,531         0.33         6.691     659           296,219       80.71       14.12      100.00
Other                3,174     597,967,026        96.11         7.249     622           188,395       81.38       47.01       96.07
--------------       -----    ------------       ------       -------     ---         ---------       -----      ------      ------
Total:               3,254    $622,163,341       100.00%        7.232%    623         $ 191,200       81.35%      46.36%      96.13%
==============       =====    ============       ======       =======     ===         =========       =====      ======      ======


                  Distribution by Remaining Months to Maturity

                                                                                                    Weighted
                                                 Pct. Of                Weighted                      Avg.
  Remaining                                      Pool By      Weighted    Avg.           Avg.        Combo.
  Months to        Number of     Principal      Principal    Avg. Gross  Current      Principal     Original   Pct. Full  Pct. Owner
  Maturity           Loans        Balance        Balance       Coupon     FICO         Balance         LTV        Doc      Occupied
-------------      ---------     ---------      ---------    ---------- --------     -----------   ----------  ---------  ----------
241 - 360            3,254    $622,163,341       100.00%        7.232%    623         $ 191,200       81.35%      46.36%      96.13%
--------------       -----    ------------       ------       -------     ---         ---------       -----      ------      ------
Total:               3,254    $622,163,341       100.00%        7.232%    623         $ 191,200       81.35%      46.36%      96.13%
==============       =====    ============       ======       =======     ===         =========       =====      ======      ======


                        Distribution by Amortization Type

                                                                                                    Weighted
                                                 Pct. Of                Weighted                      Avg.
                                                 Pool By      Weighted    Avg.           Avg.        Combo.
Amortization       Number of     Principal      Principal    Avg. Gross  Current      Principal     Original   Pct. Full  Pct. Owner
    Type             Loans        Balance        Balance       Coupon     FICO         Balance         LTV        Doc      Occupied
-------------      ---------     ---------      ---------    ---------- --------     -----------   ----------  ---------  ----------
2 YR ARM             1,401    $247,909,396        39.85%        7.351%    611         $ 176,952       81.88%      49.44%      94.90%
2 YR ARM IO            505     141,159,598        22.69         6.700     651           279,524       81.39       31.73       96.61
3 YR ARM             1,100     169,227,068        27.20         7.689     605           153,843       81.20       58.94       96.73
3 YR ARM IO            233      59,973,296         9.64         6.766     650           257,396       79.89       31.08       98.17
5 YR ARM                 4       1,029,710         0.17         6.042     636           257,428       61.95       29.80      100.00
5 YR ARM IO             11       2,864,273         0.46         6.264     655           260,388       79.46       83.68      100.00
--------------       -----    ------------       ------       -------     ---         ---------       -----      ------      ------
Total:               3,254    $622,163,341       100.00%        7.232%    623         $ 191,200       81.35%      46.36%      96.13%
==============       =====    ============       ======       =======     ===         =========       =====      ======      ======


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                      Distribution by Initial Periodic Cap

                                                                                                    Weighted
                                                 Pct. Of                Weighted                      Avg.
  Initial                                        Pool By      Weighted    Avg.           Avg.        Combo.
  Periodic         Number of     Principal      Principal    Avg. Gross  Current      Principal     Original   Pct. Full  Pct. Owner
    Cap              Loans        Balance        Balance       Coupon     FICO         Balance         LTV        Doc      Occupied
-------------      ---------     ---------      ---------    ---------- --------     -----------   ----------  ---------  ----------
0.51 - 1.00%            32    $  4,901,533         0.79%        7.743%    636         $ 153,173       91.92%      73.57%      93.61%
1.01 - 1.50%            56      14,797,250         2.38         6.904     648           264,237       82.14       41.73       90.49
1.51 - 2.00%            56      10,817,516         1.74         7.371     617           193,170       80.41       56.30       99.20
2.51 - 3.00%         3,085     585,956,613        94.18         7.239     622           189,937       81.28       45.99       96.20
3.01% & Above           25       5,690,430         0.91         6.601     634           227,617       78.47       54.21      100.00
--------------       -----    ------------       ------       -------     ---         ---------       -----      ------      ------
Total:               3,254    $622,163,341       100.00%        7.232%    623         $ 191,200       81.35%      46.36%      96.13%
==============       =====    ============       ======       =======     ===         =========       =====      ======      ======


                          Distribution by Periodic Cap

                                                                                                    Weighted
                                                 Pct. Of                Weighted                      Avg.
                                                 Pool By      Weighted    Avg.           Avg.        Combo.
  Periodic         Number of     Principal      Principal    Avg. Gross  Current      Principal     Original   Pct. Full  Pct. Owner
    Cap              Loans        Balance        Balance       Coupon     FICO         Balance         LTV        Doc      Occupied
-------------      ---------     ---------      ---------    ---------- --------     -----------   ----------  ---------  ----------
0.51 - 1.00%         3,189    $605,283,038        97.29%        7.241%    622         $ 189,803       81.30%      46.40%      96.26%
1.01 - 1.50%            60      15,519,353         2.49         6.885     651           258,656       82.10       42.61       90.93
1.51 - 2.00%             5       1,360,950         0.22         6.994     646           272,190       94.96       70.61      100.00
--------------       -----    ------------       ------       -------     ---         ---------       -----      ------      ------
Total:               3,254    $622,163,341       100.00%        7.232%    623         $ 191,200       81.35%      46.36%      96.13%
==============       =====    ============       ======       =======     ===         =========       =====      ======      ======


                      Distribution by Months to Rate Reset

                                                                                                    Weighted
                                                 Pct. Of                Weighted                      Avg.
                                                 Pool By      Weighted    Avg.           Avg.        Combo.
  Months to        Number of     Principal      Principal    Avg. Gross  Current      Principal     Original   Pct. Full  Pct. Owner
 Rate Reset          Loans        Balance        Balance       Coupon     FICO         Balance         LTV        Doc      Occupied
-------------      ---------     ---------      ---------    ---------- --------     -----------   ----------  ---------  ----------
0                        3    $    770,480         0.12%        7.171%    648         $ 256,827       78.49%      78.61%      51.55%
13 - 24              1,904     388,494,371        62.44         7.115     626           204,041       81.71       43.01       95.61
25 - 36              1,332     229,004,507        36.81         7.448     617           171,925       80.85       51.55       97.10
49 & Above              15       3,893,983         0.63         6.205     650           259,599       74.83       69.43      100.00
--------------       -----    ------------       ------       -------     ---         ---------       -----      ------      ------
Total:               3,254    $622,163,341       100.00%        7.232%    623         $ 191,200       81.35%      46.36%      96.13%
==============       =====    ============       ======       =======     ===         =========       =====      ======      ======


                        Distribution by Life Maximum Rate

                                                                                                    Weighted
                                                 Pct. Of                Weighted                      Avg.
    Life                                         Pool By      Weighted    Avg.           Avg.        Combo.
   Maximum         Number of     Principal      Principal    Avg. Gross  Current      Principal     Original   Pct. Full  Pct. Owner
    Rate             Loans        Balance        Balance       Coupon     FICO         Balance         LTV        Doc      Occupied
-------------      ---------     ---------      ---------    ---------- --------     -----------   ----------  ---------  ----------
11.99% & Below         150    $ 43,690,514         7.02%        5.784%    656         $ 291,270       77.69%      48.28%      96.85%
12.00 - 12.49%         221      54,792,216         8.81         6.232     643           247,929       78.70       38.60       96.97
12.50 - 12.99%         378      88,437,043        14.21         6.627     634           233,960       80.21       40.03       97.85
13.00 - 13.49%         372      77,911,363        12.52         6.786     632           209,439       81.46       44.11       93.98
13.50 - 13.99%         568     110,423,020        17.75         7.103     630           194,407       81.24       41.83       94.74
14.00 - 14.49%         379      67,530,455        10.85         7.413     625           178,181       82.18       46.07       96.46
14.50 - 14.99%         541      90,692,078        14.58         7.890     605           167,638       82.70       49.05       96.27
15.00 - 15.49%         253      38,915,245         6.25         8.397     595           153,815       83.68       48.51       96.11
15.50 - 15.99%         194      26,082,079         4.19         8.908     576           134,444       85.15       66.08       97.41
16.00% & Above         198      23,689,328         3.81         9.745     559           119,643       83.02       78.25       97.22
--------------       -----    ------------       ------       -------     ---         ---------       -----      ------      ------
Total:               3,254    $622,163,341       100.00%        7.232%    623         $ 191,200       81.35%      46.36%      96.13%
==============       =====    ============       ======       =======     ===         =========       =====      ======      ======


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                             Distribution by Margin

                                                                                                    Weighted
                                                 Pct. Of                Weighted                      Avg.
                                                 Pool By      Weighted    Avg.           Avg.        Combo.
                   Number of     Principal      Principal    Avg. Gross  Current      Principal     Original   Pct. Full  Pct. Owner
   Margin            Loans        Balance        Balance       Coupon     FICO         Balance         LTV        Doc      Occupied
-------------      ---------     ---------      ---------    ---------- --------     -----------   ----------  ---------  ----------
4.99% & Below           19    $  3,588,018         0.58%        6.155%    660         $ 188,843       81.72%      68.35%     100.00%
5.00 - 5.49%           575     134,437,544        21.61         6.331     651           233,804       79.18       43.19       94.94
5.50 - 5.99%           463     100,845,748        16.21         6.761     630           217,809       81.91       46.14       98.07
6.00 - 6.49%           420      88,694,083        14.26         6.895     624           211,176       81.37       43.65       94.38
6.50 - 6.99%           477      98,828,255        15.88         7.420     616           207,187       79.32       39.08       96.18
7.00% & Above        1,300     195,769,694        31.47         8.170     601           150,592       83.54       53.15       96.65
--------------       -----    ------------       ------       -------     ---         ---------       -----      ------      ------
Total:               3,254    $622,163,341       100.00%        7.232%    623         $ 191,200       81.35%      46.36%      96.13%
==============       =====    ============       ======       =======     ===         =========       =====      ======      ======


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          Fixed Rate Mortgage Loans(1)

 Scheduled Principal Balance:                                        $93,373,097
 Number of Mortgage Loans:                                                 1,155
 Average Scheduled Principal Balance:                                    $80,843
 Weighted Average Gross Coupon:                                           8.770%
 Weighted Average Net Coupon: (2)                                         8.263%
 Weighted Average Current FICO Score:                                        646
 Weighted Average Original LTV Ratio:                                     52.99%
 Weighted Average Combined Original LTV Ratio:                            87.36%
 Weighted Average Stated Remaining Term (months):                            296
 Weighted Average Seasoning(months):                                           2

(1) All percentages calculated herein are percentages of scheduled principal balance as of the Statistical Calculation Date unless otherwise noted.
(2) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less initial servicing and trustee fees.

                    Distribution by Current Principal Balance

                                                                                                    Weighted
                                                 Pct. Of                Weighted                      Avg.
   Current                                       Pool By      Weighted    Avg.           Avg.        Combo.
  Principal        Number of     Principal      Principal    Avg. Gross  Current      Principal     Original   Pct. Full  Pct. Owner
   Balance           Loans        Balance        Balance       Coupon     FICO         Balance        LTV         Doc      Occupied
-------------      ---------     ---------      ---------    ---------- --------     -----------   ----------  ---------  ----------
$1 - $50,000           446    $ 14,671,981        15.71%       10.592%    656         $  32,897       96.95%      41.90%      96.77%
$50,001 - $75,000      256      15,921,936        17.05        10.110     653            62,195       93.71       37.26       94.61
$75,001 - $100,000     168      14,546,925        15.58         9.165     651            86,589       89.51       48.91       95.93
$100,001 - $125,000    104      11,799,234        12.64         8.672     638           113,454       86.46       61.27       98.16
$125,001 - $150,000     68       9,527,012        10.20         7.824     636           140,103       82.24       65.75       98.60
$150,001 - $200,000     48       8,173,209         8.75         7.572     641           170,275       83.19       66.55       97.82
$200,001 - $250,000     30       6,685,626         7.16         7.241     613           222,854       80.22       56.17      100.00
$250,001 - $300,000     14       3,870,860         4.15         6.839     646           276,490       75.10       56.73       92.72
$300,001 - $350,000      7       2,314,907         2.48         6.679     694           330,701       74.25       13.62       55.35
$350,001 - $400,000      7       2,670,506         2.86         6.790     643           381,501       85.23       85.04      100.00
$400,001 & Above         7       3,190,900         3.42         6.872     647           455,843       72.36       44.58      100.00
-------------------  -----    ------------       ------       -------     ---         ---------       -----      ------      ------
Total:               1,155    $ 93,373,097       100.00%        8.770%    646         $  80,843       87.36%      51.50%      95.96%
===================  =====    ============       ======       =======     ===         =========       =====      ======      ======


                          Distribution by Current Rate

                                                                                                    Weighted
                                                 Pct. Of                Weighted                      Avg.
                                                 Pool By      Weighted    Avg.           Avg.        Combo.
   Current         Number of     Principal      Principal    Avg. Gross  Current      Principal     Original   Pct. Full  Pct. Owner
    Rate             Loans        Balance        Balance       Coupon     FICO         Balance         LTV        Doc      Occupied
-------------      ---------     ---------      ---------    ---------- --------     -----------   ----------  ---------  ----------
5.50 - 5.99%            11    $  2,113,973         2.26%        5.768%    679         $ 192,179       77.88%      72.68%      94.58%
6.00 - 6.49%            43       7,497,274         8.03         6.256     651           174,355       75.26       74.57       97.62
6.50 - 6.99%            69      12,360,466        13.24         6.765     650           179,137       75.30       63.06       88.75
7.00 - 7.49%            58       8,661,890         9.28         7.220     642           149,343       76.11       61.10       99.08
7.50 - 7.99%            86       9,720,455        10.41         7.729     622           113,029       80.57       77.80       96.21
8.00 - 8.49%            45       4,415,941         4.73         8.201     618            98,132       83.53       69.48       94.17
8.50 - 8.99%            75       6,455,244         6.91         8.761     629            86,070       85.64       50.76       93.35
9.00% & Above          768      42,147,854        45.14        10.575     653            54,880       98.07       33.14       97.75
-------------------  -----    ------------       ------       -------     ---         ---------       -----      ------      ------
Total:               1,155    $ 93,373,097       100.00%        8.770%    646         $  80,843       87.36%      51.50%      95.96%
===================  =====    ============       ======       =======     ===         =========       =====      ======      ======



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          Distribution by Credit Score

                                                                                                    Weighted
                                                 Pct. Of                Weighted                      Avg.
                                                 Pool By      Weighted    Avg.           Avg.        Combo.
                   Number of     Principal      Principal    Avg. Gross  Current      Principal     Original   Pct. Full  Pct. Owner
Credit Score         Loans        Balance        Balance       Coupon     FICO         Balance         LTV        Doc      Occupied
-------------      ---------     ---------      ---------    ---------- --------     -----------   ----------  ---------  ----------
740 & Above             62    $  5,653,988         6.06%        8.286%    760         $  91,193       89.20%      28.82%      81.36%
720 - 739               47       3,450,019         3.69         8.735     728            73,405       92.20       37.14       94.66
700 - 719               76       5,847,594         6.26         8.882     709            76,942       91.55       33.24       94.79
680 - 699              101       8,010,926         8.58         8.399     689            79,316       89.58       37.23       95.18
660 - 679              158      11,530,819        12.35         9.133     670            72,980       91.70       29.58       99.14
640 - 659              214      15,621,172        16.73         8.997     649            72,996       89.94       46.47       95.84
620 - 639              202      14,659,384        15.70         9.303     629            72,571       89.93       50.64       98.55
600 - 619              142      11,860,862        12.70         8.674     609            83,527       85.04       79.66       97.11
580 - 599               74       7,546,121         8.08         8.452     588           101,975       81.99       78.30       93.50
560 - 579               32       3,933,771         4.21         7.912     569           122,930       75.19       75.79      100.00
540 - 559               22       2,810,680         3.01         7.677     549           127,758       72.52       73.60       98.40
520 - 539               18       1,772,893         1.90         8.568     531            98,494       68.66       64.93      100.00
500 - 519                7         674,869         0.72         8.705     509            96,410       77.74       88.66      100.00
-------------------  -----    ------------       ------       -------     ---         ---------       -----      ------      ------
Total:               1,155    $ 93,373,097       100.00%        8.770%    646         $  80,843       87.36%      51.50%      95.96%
===================  =====    ============       ======       =======     ===         =========       =====      ======      ======


                              Distribution by Lien

                                                                                                    Weighted
                                                 Pct. Of                Weighted                      Avg.
                                                 Pool By      Weighted    Avg.           Avg.        Combo.
                   Number of     Principal      Principal    Avg. Gross  Current      Principal     Original   Pct. Full  Pct. Owner
    Lien             Loans        Balance        Balance       Coupon     FICO         Balance         LTV        Doc      Occupied
-------------      ---------     ---------      ---------    ---------- --------     -----------   ----------  ---------  ----------
First                  391    $ 53,136,775        56.91%        7.422%    632         $ 135,900       78.39%      70.00%      94.06%
Second                 764      40,236,323        43.09        10.549     664            52,665       99.22       27.07       98.48
-------------------  -----    ------------       ------       -------     ---         ---------       -----      ------      ------
Total:               1,155    $ 93,373,097       100.00%        8.770%    646         $  80,843       87.36%      51.50%      95.96%
===================  =====    ============       ======       =======     ===         =========       =====      ======      ======


                      Distribution by Combined Original LTV

                                                                                                    Weighted
                                                 Pct. Of                Weighted                      Avg.
                                                 Pool By      Weighted    Avg.           Avg.        Combo.
  Combined         Number of     Principal      Principal    Avg. Gross  Current      Principal     Original   Pct. Full  Pct. Owner
Original LTV         Loans        Balance        Balance       Coupon     FICO         Balance         LTV        Doc      Occupied
-------------      ---------     ---------      ---------    ---------- --------     -----------   ----------  ---------  ----------
0.01 - 60.00%           53    $  6,224,502         6.67%        7.094%    622         $ 117,443       48.71%      63.97%      93.41%
60.01 - 70.00%          43       6,495,470         6.96         7.228     618           151,057       66.43       46.42       77.62
70.01 - 80.00%         140      19,772,120        21.18         7.310     636           141,229       77.96       62.85       97.37
80.01 - 85.00%          56       6,493,290         6.95         7.863     622           115,952       84.39       81.82       89.16
85.01 - 90.00%          74       8,284,496         8.87         7.776     649           111,953       89.76       69.14       96.00
90.01 - 95.00%          77       6,140,920         6.58         8.906     640            79,752       94.50       66.56       95.57
95.01 - 100.00%        699      39,128,818        41.91        10.334     663            55,978       99.94       34.16       99.80
100.01% & Above         13         833,482         0.89        10.449     659            64,114      118.37       20.39      100.00
-------------------  -----    ------------       ------       -------     ---         ---------       -----      ------      ------
Total:               1,155    $ 93,373,097       100.00%        8.770%    646         $  80,843       87.36%      51.50%      95.96%
===================  =====    ============       ======       =======     ===         =========       =====      ======      ======


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          Distribution by Original LTV

                                                                                                    Weighted
                                                 Pct. Of                Weighted                      Avg.
                                                 Pool By      Weighted    Avg.           Avg.        Combo.
                   Number of     Principal      Principal    Avg. Gross  Current      Principal     Original   Pct. Full  Pct. Owner
Original LTV         Loans        Balance        Balance       Coupon     FICO         Balance         LTV        Doc      Occupied
-------------      ---------     ---------      ---------    ---------- --------     -----------   ----------  ---------  ----------
0.01 - 60.00%          817    $ 46,460,824        49.76%       10.086%    658         $  56,868       92.45%      32.01%      97.80%
60.01 - 70.00%          43       6,495,470         6.96         7.228     618           151,057       66.43       46.42       77.62
70.01 - 80.00%         129      18,867,433        20.21         7.198     635           146,259       77.91       63.01       97.54
80.01 - 85.00%          50       6,153,350         6.59         7.715     621           123,067       84.41       83.21       88.56
85.01 - 90.00%          57       7,431,554         7.96         7.555     646           130,378       89.75       74.99       99.35
90.01 - 95.00%          21       3,649,950         3.91         7.859     623           173,807       94.26       93.02      100.00
95.01 - 100.00%         38       4,314,516         4.62         8.157     654           113,540       99.73       97.80       98.22
-------------------  -----    ------------       ------       -------     ---         ---------       -----      ------      ------
Total:               1,155    $ 93,373,097       100.00%        8.770%    646         $  80,843       87.36%      51.50%      95.96%
===================  =====    ============       ======       =======     ===         =========       =====      ======      ======


                          Distribution by Documentation

                                                                                                    Weighted
                                                 Pct. Of                Weighted                      Avg.
                                                 Pool By      Weighted    Avg.           Avg.        Combo.
                   Number of     Principal      Principal    Avg. Gross  Current      Principal     Original   Pct. Full  Pct. Owner
Documentation        Loans        Balance        Balance       Coupon     FICO         Balance         LTV        Doc      Occupied
-------------      ---------     ---------      ---------    ---------- --------     -----------   ----------  ---------  ----------
Full Doc               552    $ 48,087,151        51.50%        8.122%    629         $  87,114       84.37%     100.00%      95.90%
Stated Doc             589      43,667,761        46.77         9.501     664            74,139       90.91        0.00       96.25
Limited Doc              8       1,199,868         1.29         8.008     600           149,984       79.34        0.00      100.00
No Doc                   6         418,318         0.45         9.080     735            69,720       84.09        0.00       61.20
-------------------  -----    ------------       ------       -------     ---         ---------       -----      ------      ------
Total:               1,155    $ 93,373,097       100.00%        8.770%    646         $  80,843       87.36%      51.50%      95.96%
===================  =====    ============       ======       =======     ===         =========       =====      ======      ======


                             Distribution by Purpose

                                                                                                    Weighted
                                                 Pct. Of                Weighted                      Avg.
                                                 Pool By      Weighted    Avg.           Avg.        Combo.
                   Number of     Principal      Principal    Avg. Gross  Current      Principal     Original   Pct. Full  Pct. Owner
   Purpose           Loans        Balance        Balance       Coupon     FICO         Balance         LTV        Doc      Occupied
-------------      ---------     ---------      ---------    ---------- --------     -----------   ----------  ---------  ----------
Cashout Refi           385    $ 44,903,817        48.09%        7.734%    628         $ 116,633       79.35%      69.82%      94.18%
Purchase               725      43,921,458        47.04         9.927     664            60,581       95.82       31.14       97.80
Rate/term Refi          45       4,547,822         4.87         7.824     645           101,063       84.84       67.26       95.89
-------------------  -----    ------------       ------       -------     ---         ---------       -----      ------      ------
Total:               1,155    $ 93,373,097       100.00%        8.770%    646         $  80,843       87.36%      51.50%      95.96%
===================  =====    ============       ======       =======     ===         =========       =====      ======      ======


                            Distribution by Occupancy

                                                                                                    Weighted
                                                 Pct. Of                Weighted                      Avg.
                                                 Pool By      Weighted    Avg.           Avg.        Combo.
                   Number of     Principal      Principal    Avg. Gross  Current      Principal     Original   Pct. Full  Pct. Owner
  Occupancy          Loans        Balance        Balance       Coupon     FICO         Balance         LTV        Doc      Occupied
-------------      ---------     ---------      ---------    ---------- --------     -----------   ----------  ---------  ----------
Owner Occupied       1,113    $ 89,604,666        95.96%        8.798%    644         $  80,507       87.85%      51.47%     100.00%
Non Owner               39       3,565,105         3.82         8.173     680            91,413       76.10       55.25        0.00
Second Home              3         203,327         0.22         6.623     713            67,776       70.47        0.00        0.00
-------------------  -----    ------------       ------       -------     ---         ---------       -----      ------      ------
Total:               1,155    $ 93,373,097       100.00%        8.770%    646         $  80,843       87.36%      51.50%      95.96%
===================  =====    ============       ======       =======     ===         =========       =====      ======      ======


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          Distribution by Property Type

                                                                                                    Weighted
                                                 Pct. Of                Weighted                      Avg.
                                                 Pool By      Weighted    Avg.           Avg.        Combo.
                   Number of     Principal      Principal    Avg. Gross  Current      Principal     Original   Pct. Full  Pct. Owner
Property Type        Loans        Balance        Balance       Coupon     FICO         Balance         LTV        Doc      Occupied
-------------      ---------     ---------      ---------    ---------- --------     -----------   ----------  ---------  ----------
Single Family          948    $ 78,055,648        83.60%        8.672%    643         $  82,337       87.10%      53.71%      96.76%
PUD                     54       5,007,255         5.36         9.067     643            92,727       90.67       45.15       98.06
Condo                   85       4,894,664         5.24         9.826     655            57,584       93.26       48.63       94.24
2-4 Family              48       4,333,725         4.64         8.829     683            90,286       81.36       24.20       80.22
Townhouse               20       1,081,806         1.16         9.394     654            54,090       88.67       43.45      100.00
-------------------  -----    ------------       ------       -------     ---         ---------       -----      ------      ------
Total:               1,155    $ 93,373,097       100.00%        8.770%    646         $  80,843       87.36%      51.50%      95.96%
===================  =====    ============       ======       =======     ===         =========       =====      ======      ======


                              Distribution by State

                                                                                                    Weighted
                                                 Pct. Of                Weighted                      Avg.
                                                 Pool By      Weighted    Avg.           Avg.        Combo.
                   Number of     Principal      Principal    Avg. Gross  Current      Principal     Original   Pct. Full  Pct. Owner
    State            Loans        Balance        Balance       Coupon     FICO         Balance         LTV        Doc      Occupied
-------------      ---------     ---------      ---------    ---------- --------     -----------   ----------  ---------  ----------
CA                     448    $ 43,173,767        46.24%        8.975%    657         $  96,370       88.97%      30.29%      95.20%
FL                     180      12,536,659        13.43         8.716     633            69,648       81.54       73.12      100.00
GA                      44       3,579,519         3.83         8.654     634            81,353       87.75       83.25       93.87
LA                      40       2,873,904         3.08         8.633     626            71,848       85.78       64.40       89.83
IL                      40       2,848,807         3.05         8.688     621            71,220       83.59       61.75      100.00
VA                      24       2,453,595         2.63         8.222     655           102,233       88.22       71.22       92.99
MD                      28       2,339,935         2.51         8.543     675            83,569       85.98       46.18       98.93
TX                      25       2,284,672         2.45         7.974     621            91,387       80.63       65.73       94.03
NC                      35       2,271,088         2.43         8.894     631            64,888       90.80       70.69       92.58
NV                      26       2,027,396         2.17         8.714     644            77,977       89.46       50.28      100.00
Other                  265      16,983,757        18.19         8.555     637            64,090       88.66       72.42       95.99
-------------------  -----    ------------       ------       -------     ---         ---------       -----      ------      ------
Total:               1,155    $ 93,373,097       100.00%        8.770%    646         $  80,843       87.36%      51.50%      95.96%
===================  =====    ============       ======       =======     ===         =========       =====      ======      ======


                               Distribution by Zip

                                                                                                    Weighted
                                                 Pct. Of                Weighted                      Avg.
                                                 Pool By      Weighted    Avg.           Avg.        Combo.
                   Number of     Principal      Principal    Avg. Gross  Current      Principal     Original   Pct. Full  Pct. Owner
     Zip             Loans        Balance        Balance       Coupon     FICO         Balance         LTV        Doc      Occupied
-------------      ---------     ---------      ---------    ---------- --------     -----------   ----------  ---------  ----------
92691                    5    $  1,261,299         1.35%        7.744%    637         $ 252,260       78.73%      10.52%     100.00%
90002                    3         930,005         1.00         6.863     734           310,002       72.64        0.00       26.36
91356                    2         615,003         0.66         7.267     555           307,501       65.28       89.27      100.00
90810                    2         590,269         0.63         6.730     642           295,135       78.32        0.00      100.00
91706                    3         573,790         0.61         7.358     654           191,263       80.46       39.98      100.00
92806                    2         544,702         0.58         7.953     754           272,351       83.99        0.00      100.00
92324                    5         526,641         0.56         8.288     589           105,328       83.95       52.17      100.00
92503                    7         522,705         0.56         9.706     669            74,672       92.08        0.00      100.00
93550                    4         513,387         0.55         7.578     603           128,347       84.15       41.84      100.00
95209                    2         509,720         0.55         7.576     619           254,860       95.38       85.13      100.00
Other                1,120      86,785,577        92.94         8.855     645            77,487       87.90       53.30       96.45
-------------------  -----    ------------       ------       -------     ---         ---------       -----      ------      ------
Total:               1,155    $ 93,373,097       100.00%        8.770%    646         $  80,843       87.36%      51.50%      95.96%
===================  =====    ============       ======       =======     ===         =========       =====      ======      ======


                  Distribution by Remaining Months to Maturity

                                                                                                    Weighted
                                                 Pct. Of                Weighted                      Avg.
  Remaining                                      Pool By      Weighted    Avg.           Avg.        Combo.
  Months to        Number of     Principal      Principal    Avg. Gross  Current      Principal     Original   Pct. Full  Pct. Owner
  Maturity           Loans        Balance        Balance       Coupon     FICO         Balance         LTV        Doc      Occupied
-------------      ---------     ---------      ---------    ---------- --------     -----------   ----------  ---------  ----------
1 - 180                526    $ 30,804,664        32.99%       10.024%    661         $  58,564       95.69%      35.08%      96.63%
181 - 240               21       1,371,968         1.47         9.064     659            65,332       78.35       65.58       94.18
241 - 360              608      61,196,465        65.54         8.132     638           100,652       83.38       59.45       95.67
-------------------  -----    ------------       ------       -------     ---         ---------       -----      ------      ------
Total:               1,155    $ 93,373,097       100.00%        8.770%    646         $  80,843       87.36%      51.50%      95.96%
===================  =====    ============       ======       =======     ===         =========       =====      ======      ======

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                        Distribution by Amortization Type

                                                                                                    Weighted
                                                 Pct. Of                Weighted                      Avg.
                                                 Pool By      Weighted    Avg.           Avg.        Combo.
Amortization       Number of     Principal      Principal    Avg. Gross  Current      Principal     Original   Pct. Full  Pct. Owner
    Type             Loans        Balance        Balance       Coupon     FICO         Balance         LTV        Doc      Occupied
-------------      ---------     ---------      ---------    ---------- --------     -----------   ----------  ---------  ----------
15/30 Balloon          479    $ 26,337,675        28.21%       10.449%    664         $  54,985       98.99%      29.14%      97.39%
20 Balloon               1         114,815         0.12        10.650     718           114,815      100.00        0.00      100.00
Fixed                  668      64,755,631        69.35         8.152     638            96,940       83.10       61.50       95.24
Fixed IO                 7       2,164,975         2.32         6.728     662           309,282       72.76       27.07      100.00
-------------------  -----    ------------       ------       -------     ---         ---------       -----      ------      ------
Total:               1,155    $ 93,373,097       100.00%        8.770%    646         $  80,843       87.36%      51.50%      95.96%
===================  =====    ============       ======       =======     ===         =========       =====      ======      ======



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.